UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23365

NB Crossroads Private Markets Fund VI LP

(Exact name of registrant as specified in charter)

325 North Saint Paul Street

49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

James Bowden, Chief Executive Officer and President

Neuberger Berman Investment Advisers LLC

53 State Street

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 476-8800

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

NB Crossroads Private Markets Fund VI LP

Financial Statements

For the year ended March 31, 2022

NB Crossroads Private Markets Fund VI LP

(Unaudited)

MARKET OVERVIEW

The last two years have been defined by the broader healthcare and economic impacts of COVID-19 and the world’s adjustment to changes in work and lifestyle habits. As vaccines paved the way for an easing of restrictions and the reopening of economies, 2021 marked a turning point for many economies with a strong rebound in growth, albeit clouded by inflationary pressures, and the prospect of higher interest rates. Against this backdrop, NB Crossroads Private Markets Fund VI LP (the “Fund”) has continued to perform well.

Volatility increased across markets at the start of 2022, with many indices declining significantly in the early months of the year. The terrible events in Ukraine have led to heightened volatility in markets as governments grapple with the potential longer-term impacts to economies and international relations, not to mention the devastating humanitarian crisis.

We believe the private equity model, with active governance and potential to drive real value at underlying companies, is a significant advantage in this uncertain environment. Private equity managers can be quick to react to change, and importantly take advantage of opportunities. We believe the Fund’s underlying portfolio is comprised of market-leading private equity managers and companies that have secular growth trends and should be relatively resilient to inflationary pressures. Despite the uncertain environment so far in 2022, we believe the Fund has a portfolio that is well positioned to generate value for our investors.

FUND OVERVIEW

The Fund invests all or substantially all of its assets in NB Crossroads Private Markets Fund VI Holdings LP (the “Master Fund” and together with the Fund, “PMF VI”). The Master Fund has the same investment objective, investment policies and restrictions as its feeder funds. This form of investment structure is commonly known as a "master/feeder" structure. PMF VI seeks to achieve its objective by investing in a diversified global portfolio of high quality third- party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds, pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms. PMF VI is now fully committed to a diversified set of Portfolio Funds and portfolio companies and allocated across by investment strategy, asset class, industry, sponsor and geography.

The Fund generated a 20.96% total return on a net asset value (NAV) basis for the 12 months ended March 31, 2022. PMF VI performed strongly across its three key transaction types: primary, secondary and co-investments. Among the key value drivers, PMF VI benefitted from a co-investment in a North American IT services business. PMF VI also benefitted from a co-investment in a North American technology-enabled solutions provider for health programs. On the other hand, the Fund generated negative performance from a co-investment in a Chinese digital education business.

The portfolio composition, industries and holdings of the Fund are subject to change without notice. The opinions are as of the date of this report and are subject to change without notice.

NB Crossroads Private Markets Fund VI LP

(Unaudited)

Fund Performance – Average Annual Total Return Ended 3/31/2022

	1 Year	Since Inception
NB Crossroads Private Markets Fund VI LP*	20.96%	1.51%
MSCI World Index (Net)**	10.12%	13.01%

The performance data quoted represent past performance and does not predict future performance. Current performance may be lower or higher than the performance data quoted.

The results shown in the table reflect the reinvestment of distributions, if any. The results do not reflect the effect of taxes a Fund investor (“Investor”) would pay on Fund distributions or on the sale of the Fund’s limited partnership interests (the ‘‘Interests’’).

Unlike open-end funds, the Fund’s Interests are not continually offered. The Fund offered its Interests only to persons or entities that are both ‘‘accredited investors’’ as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), and ‘‘qualified clients’’ as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, in private placement transactions that do not involve any ‘‘public offering’’ within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act.

* The Fund commenced operations on February 14, 2020.

** The MSCI World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,539 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The Developed Markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The index is unmanaged and does not include fees. Investors may not invest in the index directly.

Growth of $50,000 Investment

This graph shows the change in value of a hypothetical $50,000 investment in the Fund for the life of the Fund since commencement of operations. The results shown in the graph reflect the reinvestment of Fund distributions, if any. The results do not reflect the effect of taxes an Investor would pay on Fund distributions. The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The required minimum initial capital commitment by an Investor in the Fund was $50,000. Consistent with Securities and Exchange Commission reporting requirements, the line graph above assumes that an Investor's $50,000 capital commitment was fully called and invested at the commencement of the Fund's operations; however, as disclosed to potential investors, their initial capital commitments to the Fund would not be fully called and immediately invested. Rather, Investors’ capital commitments are called and drawn down by the Fund as investment opportunities are identified by the Fund’s Investment Adviser over the term of the Fund. As such, the investment growth shown in the line graph above may not reflect the actual performance experience of an Investor invested in the Fund over this time period.

NB Crossroads Private Markets Fund VI LP

(Unaudited)

Impact of the Fund’s Distribution Policy

The Fund does not have a policy or practice of maintaining a specified level of distributions to Investors. The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its annual net taxable income to its Investors. From time to time, the Fund may also pay special interim distributions at the discretion of the Board of Directors. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. Over time, a portion of an Investor’s distribution will be a return of its capital given the Fund has a limited term and will seek to return its available assets to Investors. The tax characteristics of an Investor’s distributions will be reflected on its annual Form 1099-DIV.

NB Crossroads Private Markets Fund VI LP
For the year ended March 31, 2022
Index	Page No.

NB Crossroads Private Markets Fund VI LP

Statement of Assets, Liabilities and Partners’ Capital – Net Assets

As of March 31, 2022

Assets

Investment in the Master Fund, at fair value	$210,429,656
Investment in Money Market Fund	18,562,476
Due from Partners	137,011
Interest receivable	1,490

Total Assets	$229,130,633

Liabilities

Distribution and servicing fees payable	$585,117
Due to Partners	25,000
Professional fees payable	18,600
Administration service fees payable	10,000
Other payables	1,431

Total Liabilities	$640,148

Commitments and contingencies (See Note 5)

Partners’ Capital - Net Assets	$228,490,485

Partners’ Capital - Net Assets consists of:
Partners’ capital paid-in	$196,490,171
Partners’ distributable earnings (loss)	32,000,314

Partners' Capital - Net Assets	$228,490,485

Units of Partnership Interests outstanding (unlimited units authorized)	221,311.78
Net Asset Value Per Unit	$1,032.44

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund VI Holdings LP are an integral part of these financial statements.

NB Crossroads Private Markets Fund VI LP

Statement of Operations

For the year ended March 31, 2022

Net Investment Loss Allocated from the Master Fund:

Interest income	$54,534
Expenses	(2,279,101)

Total Net Investment Loss Allocated from the Master Fund	(2,224,567)

Fund Income:

Interest income	2,417

Total Fund Income	2,417

Fund Expenses:

Distribution and servicing fees	2,454,637
Administration service fees	40,308
Professional fees	33,100
Other expenses	17,008

Total Fund Expenses	2,545,053

Net Investment Loss	(4,767,203)

Net Realized and Change in Unrealized Gain on Investment in the Master Fund (Note 2)
Net realized gain on investment in the Master Fund	1,973,072
Net change in unrealized appreciation on investment in the Master Fund	30,536,149

Net Realized and Change in Unrealized Gain on Investment in the Master Fund	32,509,221

Net Increase in Partners’ Capital – Net Assets Resulting from Operations	$27,742,018

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund VI Holdings LP are an integral part of these financial statements.

NB Crossroads Private Markets Fund VI LP

Statement of Changes in Partners’ Capital – Net Assets

For the year ended March 31, 2021

Total Partners
Partners' committed capital	$298,352,486

Partners' capital at April 1, 2020	$4,520,028
Capital contributions	72,836,716
Offering costs	(177,635)
Net investment loss	(3,477,036)
Net realized gain on investment in the Company	126,774
Net change in unrealized appreciation on investment in the Company	4,808,750
Partners' capital at March 31, 2021	$78,637,597

For the year ended March 31, 2022

Total Partners
Partners' committed capital	$312,061,486

Partners' capital at April 1, 2021	$78,637,597
Capital contributions	122,121,205
Offering costs	(10,335)
Net investment loss	(4,767,203)
Net realized gain on investment in the Master Fund	1,973,072
Net change in unrealized appreciation
on investment in the Master Fund	30,536,149
Partners' capital at March 31, 2022	$228,490,485

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund VI Holdings LP are an integral part of these financial statements.

NB Crossroads Private Markets Fund VI LP

Statement of Cash Flows

For the year ended March 31, 2022

CASH FLOWS FROM OPERATING ACTIVITIES

Net change in Partners’ Capital – Net Assets resulting from operations	$27,742,018
Adjustments to reconcile net change in Partners’ Capital – Net Assets resulting from operations to net cash used in operating activities:
Contributions to the Master Fund	(110,677,193)
Change in fair value of investment in the Master Fund	(30,283,869)
Reclassification to short term investment	(18,562,476)
Offering costs	(10,335)
Changes in assets and liabilities related to operations
(Increase) decrease in interest receivable	(1,393)
Increase (decrease) in distribution and servicing fees payable	(55,474)
Increase (decrease) in professional fees payable	1,100
Increase (decrease) in administration service fees payable	(555)
Increase (decrease) in due to Affiliate	(2,592)
Increase (decrease) in offering expense payable	(8,850)
Increase (decrease) in other payables	(58)

Net cash provided by (used in) operating activities	(131,859,677)

CASH FLOWS FROM FINANCING ACTIVITIES

Contributions from Partners	122,057,649

Net cash provided by (used in) financing activities	122,057,649

Net change in cash and cash equivalents	(9,802,028)
Cash and cash equivalents at beginning of the year	9,802,028

Cash and cash equivalents at end of the year	$-

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund VI Holdings LP are an integral part of these financial statements.

NB Crossroads Private Markets Fund VI LP

Financial Highlights

	For the year ended March 31, 2022	For the year ended March 31, 2021	For the Period February 14, 2020 (Commencement of Operations) Through March 31, 2020
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF YEAR	$853.56	$954.61	$1,000.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(30.64)	(167.69)	(45.39)
Net realized and change in unrealized gain on investments	209.52	66.64	-
Net increase (decrease) in net assets resulting from operations after incentive carried interest	178.88	(101.05)	(45.39)

DISTRIBUTIONS TO PARTNERS:
Net change in Partners’ Capital - Net Assets due to distributions to Partners	-	-	-
NET ASSET VALUE, END OF YEAR	$1,032.44	$853.56	$954.61
TOTAL NET ASSET VALUE RETURN (1), (2), (3)	20.96%	(10.59)%	(4.54	)%(4)

RATIOS AND SUPPLEMENTAL DATA:
Partners' Capital - Net Assets, end of year in thousands (000's)	$228,490	$78,638	$4,520
Ratios to Average Partners' Capital - Net Assets: (5), (6)
Expenses	3.36%	11.47%	86.07	%(6)
Net investment loss	(3.32)%	(11.47)%	(86.07	)%(6)

INTERNAL RATES OF RETURN:
Internal Rate of Return (7)	17.37%	3.42%	NM

(1)	Selected data for a unit of partnership interest outstanding throughout each period.
(2)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Partnership during the period and assumes distributions, if any, were reinvested. The Partnership's units are not traded in any market; therefore, the market value total investment return is not calculated.
(3)	Total investment return is not annualized.
(4)	Total return and the ratios to average Partners' Capital - Net Assets is calculated for the Partnership taken as a whole. Total return is calculated using a commitment-weighted rate of return methodology based on the timing of closings during the period February 14, 2020 (Commencement of Operations) through March 31, 2020. As a result, an individual investor's return may vary from these returns and ratios based on the timing of their capital transactions.
(5)	Ratios include expenses allocated from the Master Fund.
(6)	For the period ended February 14, 2020 (Commencement of Operations) through March 31, 2020 the expense and net investment loss ratios are based on a very limited operating period and, as such, may not be meaningful.
(7)	The Internal Rate of Return is computed based on the actual dates of the cash inflows and outflows since inception and the ending net assets at the end of the period as of each measurement date. For period ended March 31, 2020, the Internal Rate of Return is based on a limited operating period and, as such, may not be meaningful.

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund VI Holdings LP are an integral part of these financial statements.

NB Crossroads Private Markets Fund VI LP

Notes to the Financial Statements

March 31, 2022

1. Organization

NB Crossroads Private Markets Fund VI LP (the “Partnership”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Partnership was organized as a Delaware limited partnership on June 1, 2018. The Partnership commenced operations on February 14, 2020, (the “Initial Subscription” closing date). The Partnership’s term will expire on December 31 following the tenth anniversary from the Initial Subscription closing date, subject to two one-year extensions which may be approved by the Board of Directors of the Partnership (the “Board” or the “Board of Directors”). Thereafter, the term of the Partnership may be extended by consent of a majority-in-interest of its limited partners (“Partners”) as defined in the Partnership’s limited partnership agreement (the “LP Agreement”).

The Partnership’s investment objective is to provide attractive risk-adjusted returns. The Partnership pursues its investment objective by investing substantially all of its assets in NB Crossroads Private Markets Fund VI Holdings LP (the “Master Fund”). The Master Fund seeks to achieve its investment objective by investing in a diversified global portfolio of high quality third-party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds (each, a “Secondary Investment”), pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment” and together with the Portfolio Funds and Secondary Investments, the “Underlying Investments”). None of the Master Fund, the Partnership, or the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Master Fund or the Partnership will achieve its investment objective.

The financial statements of the Master Fund, including the Master Fund’s Schedule of Investments, are attached to this report and should be read in conjunction with the Partnership's financial statements. The percentage of the Master Fund’s partners' contributed capital owned by the Partnership at March 31, 2022 was 82.78%.

The Board has overall responsibility to manage and supervise the operations of the Partnership, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operations of the Partnership. The Board exercises the same powers, authority and responsibilities on behalf of the Partnership as are customarily exercised by directors of a typical investment company registered under the Investment Company Act. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser”) to provide investment advice regarding the selection of the Underlying Investments and to manage the day-to-day operations of the Master Fund.

NB Crossroads Private Markets Fund VI LP

Notes to the Financial Statements

March 31, 2022

2. Significant Accounting Policies

The Partnership meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Partnership in the preparation of its financial statements.

A. Basis of Accounting

The Partnership’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Partnership are maintained in U.S. dollars.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

C. Valuation of Investments

The value of the Partnership's investment in the Master Fund reflects the Partnership's proportionate interest in the total Partners’ contributed capital of the Master Fund at March 31, 2022. Valuation of the investments held by the Master Fund is discussed in Note 2 of the Master Fund’s financial statements, attached to these financial statements.

D. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Partnership’s custodian.

Cash and cash equivalents can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2022, the Partnership held $18,562,476 in an overnight sweep that is deposited into a money market account.

E. Investment Gains and Losses

The Partnership records its share of the Master Fund’s investment income, expenses, and realized and change in unrealized gains and losses in proportion to the Partnership's aggregate capital commitment to the Master Fund. The Master Fund’s income and expense recognition policies are discussed in Note 2 of the Master Fund’s financial statements, attached to these financial statements.

NB Crossroads Private Markets Fund VI LP

Notes to the Financial Statements

March 31, 2022

F. Income Taxes

The Partnership has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), with a tax year end of September 30.  If the Partnership were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Partnership were ineligible to or otherwise unable to cure such failure, the Partnership would be subject to tax on its taxable income at corporate rates, whether or not distributed to Partners, and all distributions out of earnings and profits would be taxable to Partners as ordinary income. In addition, the Partnership could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Partnership intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to Partners and to meet certain diversification and income requirements with respect to its underlying investments. As of March 31, 2022, there is no provision for federal income or excise tax within the financial statements.

Differences arise in the computation of Partners’ capital for financial reporting in accordance with GAAP and Partners' capital for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Partnership’s investment in the Master Fund for federal income tax purposes is based on amounts reported to the Partnership by the Master Fund. As of March 31, 2022, the cost of the Partnership’s investment in the Master Fund for federal income tax purposes aggregated $176,314,740. The net and gross unrealized appreciation for federal income tax purposes on the Partnership’s investment in the Master Fund was estimated to be $34,114,916. For the tax year ended September 30, 2021, permanent book to tax reclassifications have resulted in an increase to Partners’ distributable earnings of $961,355 and a decrease to Partners’ Capital Paid in of $961,355.

The Partnership files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Partnership is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2022, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2020 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Registered Investment Adviser to determine whether a tax position of the Partnership is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. The Registered Investment Adviser has reviewed the Partnership’s tax positions for the current tax year and has concluded that no provision for taxes is required in the Partnership’s financial statements for the year ended March 31, 2022. The Partnership recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the year ended March 31, 2022, the Partnership did not incur any interest or penalties.

G. Restrictions on Transfers

Interests of the Partnership (“Interests”) are generally not transferable. No Partner may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior

NB Crossroads Private Markets Fund VI LP

Notes to the Financial Statements

March 31, 2022

written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

H. Fund Expenses

The Partnership bears its own expenses and, indirectly bears a pro rata portion of the Master Fund’s expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Distribution and Servicing Fees (as defined herein); Independent Directors’ fees (as defined herein); Advisory fees (as defined herein); legal fees; administration; auditing; tax preparation fees; custodial fees; costs of insurance; and registration expenses.

I. Organizational and Offering Costs

Organization and offering costs are costs incidental to the organization, issuing and marketing of interests in a partnership and are non-recurring in nature. The Partnership shall bear its organizational expenses, and expenses relating to the offering and sale of interests only to the extent such expenses when aggregated with those of the Master Fund’s exceed $400,000 as the initial $400,000 shall be borne by the Registered Investment Adviser. In addition, if such aggregated expenses exceed $1,000,000, the excess amount over $1,000,000 shall be borne by the Registered Investment Adviser. For the year ended March 31, 2022, the Master Fund incurred organizational and offering costs of $1,650 of which $786 was allocated to the Partnership. The Partnership incurred organizational and offering costs of $9,550.

3. Advisory Fee, Distribution and Servicing Fee, Administration Service Fee and Related Party Transactions

The Registered Investment Adviser provides investment advisory services to the Master Fund and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds. Further, the Registered Investment Adviser provides certain management and administrative services to the Partnership, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Master Fund pays the Registered Investment Adviser an investment advisory fee (the "Advisory Fee") quarterly in arrears based on an annual rate of 0.80% following the Master Fund’s commencement of operations through the end of year eight; and then 0.15% for the remaining life of the Master Fund, in each case based on the Master Fund’s invested capital. For the year ended March 31, 2022, the Master Fund incurred Advisory Fees totaling $1,275,061, of which $1,055,545 was allocated to the Partnership.

Distributions from the Master Fund are made in the following priority: First, to Partners of the Master Fund until they have received a 125% return of all drawn capital commitments; and then, 7% to the Special Limited Partner (as defined in Note 1 of the Master Fund’s notes to the financial statements), if the Master Fund reaches an allocation of at least 40% of its underlying commitments to Secondary Investments and Co-Investments combined; 6.75% if the Master Fund’s allocation to Secondary Investments and Co-Investments is at least 35% but less than 40%; and 6.5% if the allocation is below 35% of underlying commitments. The Special Limited Partner will not collect any of the incentive carried interest that it may have earned until after the fourth anniversary of the final closing.

NB Crossroads Private Markets Fund VI LP

Notes to the Financial Statements

March 31, 2022

Incentive carried interest is accrued based on the net asset value (“NAV”) of the Master Fund at each quarter-end as an allocation of profits, to the extent there is an amount to be accrued. At March 31, 2022, there was no accrued Incentive Carried Interest by the Master Fund.

In consideration for the services provided under the Placement Agreement, the Partnership pays Neuberger Berman BD LLC (“NBBD” or the “Placement Agent”) a distribution and servicing fee (the "Distribution and Servicing Fee") quarterly in arrears at the annual rate of 0.75% during the period from the commencement of investment operations through the end of year eight, and at the annual rate of 0.15% thereafter, based on the Partners’ total capital commitments, determined and accrued as of the last day of each calendar quarter. For the year ended March 31, 2022, the Partnership incurred Distribution and Servicing Fees totaling $2,454,637.

Pursuant to an Administrative and Accounting Services Agreement, the Partnership retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, custodial, accounting, tax preparation, and investor services to the Partnership. In consideration for these services, the Partnership pays the Administrator a fixed fee of $10,000 per calendar quarter. In accordance with the service level agreement additional fees may be charged for out of scope services and quarterly filings made on behalf of the Partnership. For the year ended March 31, 2022, the Partnership incurred administration service fees totaling $40,308.

The Board consists of six directors, each of whom is not an “interested person” of the Partnership as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Directors”). Currently, the Independent Directors are each paid an annual retainer of $175,000 for serving on the boards of the funds in the fund complex. Compensation to the Board is paid and expensed by the Master Fund on a quarterly basis. The Independent Directors are also reimbursed for out of pocket expenses in connection with providing their services to the Master Fund. For the year ended March 31, 2022, the Master Fund incurred $171,875 in Independent Directors’ fees, of which $142,285 was allocated to the Partnership.

4. Capital Commitments from Partners

At March 31, 2022 and 2021, capital commitments from Partners totaled $312,061,486 and $293,352,486, respectively. Capital contributions received by the Partnership with regard to satisfying Partners’ capital commitments totaled $199,692,851 and $77,571,646, which represents approximately 64% and 26% of committed capital at March 31, 2022 and 2021, respectively.

Capital contributions will be credited to Partners’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of capital commitments. During the years ended March 31, 2022 and 2021, the Partnership issued 129,182.78 and 87,394.07 units.

The net profits or net losses of the Partnership are allocated to Partners in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that it would follow the distributions outlined below.

NB Crossroads Private Markets Fund VI LP

Notes to the Financial Statements

March 31, 2022

Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Partners at such times and in such amounts as determined by the Board of Directors in its sole discretion and in accordance with Partners’ respective percentage interests, as defined in the LP Agreement. As of March 31, 2022, the Partnership has not made any distributions to Partners.

5. Indemnifications

In the normal course of business, the Partnership enters into contracts that provide general indemnifications. The Partnership’s maximum exposure under these agreements is dependent on future claims that may be made against the Partnership, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.

6. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Master Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Master Fund may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Master Fund will be able to realize the value of such investments in a timely manner if at all.

The Master Fund believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

If the Master Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Underlying Investment. This may impair the ability of the Master Fund to pursue its investment program, force the Master Fund to borrow or otherwise impair the value of the Master Fund’s investments (including the complete devaluation of the Master Fund). In addition, defaults by Partners on their capital commitments to the Partnership, may cause the Master Fund to, in turn, default on its commitment to a Underlying Investment. In this case, the Master Fund, and especially the non-defaulting Partners, will bear the penalties of such default as outlined above.

NB Crossroads Private Markets Fund VI LP

Notes to the Financial Statements

March 31, 2022

While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

7. Other Matters

The outbreak of COVID-19 in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Master Fund and in turn, may impact the financial performance of the Master Fund. In addition, the impact of the COVID-19 pandemic may lead to adverse impacts on valuations and other financial analyses for current and future periods.

8. Subsequent Events

The Partnership has evaluated all events subsequent to March 31, 2022, through the date these financial statements were issued and has determined that there were no subsequent events that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Partners and Board of Directors
NB Crossroads Private Markets Fund VI LP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and partners’ capital - net assets of NB Crossroads Private Markets Fund VI LP (the Company), as of March 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital - net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended and the period from February 14, 2020 (commencement of operations) through March 31, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from February 14, 2020 through March 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.

Boston, Massachusetts
May 27, 2022

NB Crossroads Private Markets Fund VI LP

Investment Program

March 31, 2022 (Unaudited)

Investment Objective and Process

In pursuing its investment objective, NB Crossroads Private Markets Fund VI LP (the “Fund”) will invest all or substantially all of its assets in NB Crossroads Private Markets Fund VI Holdings LP (the “Master Fund”). The Master Fund has the same investment objective, investment policies and restrictions as those of the Fund. This form of investment structure is commonly known as a “master/feeder” structure. For convenience of reference, references herein to “the Fund” include the Fund and the Master Fund, unless the context requires otherwise.

The investment objective of the Fund is to provide attractive risk-adjusted returns to investors (“Investors”). Through its investment in the Master Fund, the Fund seeks to achieve its investment objective principally by making primary investments (each, a “Primary Investment”) in a portfolio of newly formed, third party private equity funds (“Portfolio Funds”) managed by various experienced unaffiliated asset managers (“Portfolio Fund Managers”) that generally have an established track record. The Fund will also opportunistically invest in “secondary investments” in Portfolio Funds acquired in privately negotiated transactions from investors in these Portfolio Funds typically after the end of the Portfolio Fund's fundraising period (each, a “Secondary Investment”) and invest directly in equity or debt securities of portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment”). Neuberger Berman Investment Advisers LLC (the “Investment Adviser”) believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and will offer Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe, Asia and emerging markets around the world.

Each of the Fund and the Master Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Master Fund generally will not commit more than 25% of the value of total capital commitments (“Commitment”) by Investors (measured at the time of the Commitment) in a single Portfolio Fund.

The Investment Adviser serves as investment adviser of the Master Fund. The Investment Adviser has engaged NB Alternatives Advisers LLC (the “Sub-Adviser” and, together with the Investment Adviser, the “Adviser”) to make investment decisions on behalf of the Master Fund. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC (“Neuberger Berman” or the “Firm”). None of the Master Fund, the Fund or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the Fund's investment objective will be achieved.

Principal Risk Factors (Unaudited)

AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY QUALIFIED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL

NB Crossroads Private Markets Fund VI LP

Investment Program

March 31, 2022 (Unaudited)

OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISORS PRIOR TO INVESTING IN THE FUND.

The Fund's investment program is speculative and entails substantial risks. Because the Fund will invest all or substantially all of its assets in the Master Fund, in pursuit of its investment objective, the risks associated with an investment in the Fund are in effect the risks of investing in the Master Fund. The Master Fund and the Fund have the same investment objectives, policies and strategies. Accordingly, except for specific references to the contrary, all references to the Fund, its investments or its investment portfolio in this summary of risk factors refer to the combined risks relating to the investments by the Fund and the Master Fund, and all references to the Adviser refer to the Adviser as, collectively, the Investment Adviser and Sub-Adviser of the Master Fund, unless the context suggests otherwise. Investors should be aware of certain risk factors, which include the following:

General Risks

There is no assurance that the investment held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to Investors, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile and an Investor could incur a total or substantial loss of its investment. In general, neither the Fund nor the Investors will have the ability to direct or influence the management of Co-Investments, the Portfolio Funds or the investment of their assets. There can be no assurance that projected or targeted returns for the Fund will be achieved.

Illiquidity; Lack of Current Distributions

An investment in the Fund is suitable only for certain qualified investors who have no need for liquidity in the investment. The investments made by the Fund via its investment in the Master Fund and indirectly in the Portfolio Funds and Co-Investments will be illiquid and typically cannot be transferred or redeemed for a substantial period of time. The Fund does not have any obligation to repurchase limited partnership interests in the Fund (“Interests”) from Investors. In addition there may be little or no near-term cash flow available to the Investors from the Fund. The return of capital and the realization of gains on the Fund's investments, if any, will generally occur only upon the partial or complete disposition of a Co-Investment or an underlying investment by a Portfolio Fund, which is not generally within the control of the Adviser.

Due to the pattern of cash flows in private equity funds and the illiquid nature of their investments, Investors typically will see negative returns in the Fund's early stages; in particular it can take several years for Portfolio Fund investments to be realized during which time management fees will be continued to be drawn from committed capital and certain underperforming investments may be written down or written off. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Portfolio Fund is successful in achieving its investment strategy.

NB Crossroads Private Markets Fund VI LP

Investment Program

March 31, 2022 (Unaudited)

Restrictions on Transfer and Withdrawals

The Interests, and the interests in the Portfolio Funds and Co-Investments indirectly held by the Fund, have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws and may not be resold unless an exemption from such registration is available. The Fund is not under, and the Portfolio Funds and Co-Investments are not expected to be under, any obligation to cause such an exemption (whether pursuant to Rule 144 under the Securities Act or otherwise) to be available. Accordingly, there is no secondary market for the Interests or a Fund's indirect interests in the Portfolio Funds, and such market is not expected to develop. The Fund may provide liquidity through periodic tender offers to repurchase a limited amount of the Fund's Interests but it is under no obligation to do so. Furthermore, transfers of Interests may be made only with the prior written consent of the Board of Directors of the Fund (the “Board”), which may be withheld in the Board's sole discretion. The Fund generally will not have the right to withdraw from any Portfolio Fund.

Limited Operating History

The Fund is a recently formed entity with limited operating history.

Risks of Private Equity Investments Generally

The investments made by the Portfolio Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. In addition to the extent a Portfolio Fund focuses on venture capital investments the companies in which the Portfolio Fund will invest may be in a conceptual or early stage of development, may not have a proven operating history, may offer services or products that are not yet developed or ready to be marketed or that have no established market, may be operating at a loss or have significant fluctuations in operating results, may be engaged in a rapidly changing business, may require substantial additional capital to support their operations to finance expansion or to maintain their competitive position, or otherwise may have a weak financial condition. As a general matter, companies in which the Portfolio Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

Neither the Master Fund nor the Fund will obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

Capital Contributions

An Investor's full Commitment will not be immediately invested. The Fund will invest in the Master Fund and the Master Fund will invest in Portfolio Funds and Co-Investment opportunities as Commitments are drawn (generally within 3 months of any drawdown). It may take a significant amount of time to fully draw down the Commitments. The Fund's performance will

NB Crossroads Private Markets Fund VI LP

Investment Program

March 31, 2022 (Unaudited)

only include the Commitments that have been drawn-down, thus an Investor's individual performance may be lower than the performance of the Fund.

Portfolio Funds Business and Market Risks

The Fund's investment portfolio will consist, in part, of Portfolio Funds which will hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Buyout Funds. Buyout transactions may result in new enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. Also, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money was not used. Although these investments may offer the opportunity for significant gains, such buyout investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged.

Venture Funds. Venture capital funds primarily invest in private companies that have limited operating history, are attempting to develop or commercialize unproven technologies or to implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

Special Situations. The special situations asset class will likely invest a significant portion of its assets in Portfolio Funds that invest in portfolio companies that may be in transition, out of favor, financially leveraged or troubled, or potentially troubled and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization, or liquidation. These companies may be experiencing, or are expected to experience, financial difficulties that may never be overcome. The securities of such companies are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Such companies' securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. Such investments could, in certain circumstances, subject a Portfolio Fund to certain additional potential liabilities. For example, under certain circumstances, a lender who has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated, or disallowed, or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances,

NB Crossroads Private Markets Fund VI LP

Investment Program

March 31, 2022 (Unaudited)

payments by such companies to us could be required to be returned if any such payment is later determined to have been a fraudulent conveyance or a preferential payment. Numerous other risks also arise in the workout and bankruptcy contexts. In addition, there is no minimum credit standard that is a prerequisite to a Portfolio Fund's investment in any instrument and a significant portion of the obligations and preferred stock in which a Portfolio Fund may invest may be less than investment grade.

Risks Associated with Private Company Investments

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Master Fund invests. There is risk that the Master Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Master Fund’s, and in turn, the Fund’s investment performance. Private companies in which the Master Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors' actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Master Fund will be able to realize the value of private company investments in a timely manner.

Dependence on the Adviser and Key Personnel

To the extent that the Fund invests its assets in the Master Fund, the Fund's performance depends upon the performance of the Master Fund, which, in turn, will depend on the performance of the Co-Investments and the Portfolio Fund Managers with which the Master Fund invests, and the Adviser's ability to select, allocate and reallocate effectively the Master Fund's assets among Portfolio Funds and Co-Investments. The success of the Fund is thus substantially dependent on the Adviser and its continued employment of certain key personnel. Similarly, the success of each Portfolio Fund in which the Fund invests is also likely to be substantially dependent on certain key personnel of that Portfolio Fund. Should one or more of the key personnel of the Adviser or of the management of the Portfolio Funds become incapacitated or in some other way cease to participate in management activities, the Fund performance could be adversely affected. There can be no assurance that these key personnel will continue to be associated with or

NB Crossroads Private Markets Fund VI LP

Investment Program

March 31, 2022 (Unaudited)

available to the Adviser or the general partner of the Portfolio Funds throughout the life of the Fund.

Investment in Junior Securities

Although the Portfolio Funds may invest in securities that are relatively senior within a portfolio company's capital structure, it is expected that the Portfolio Funds will invest primarily in securities that are among the more junior securities in a portfolio company's capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

Leveraged Investments

The Portfolio Funds may employ leverage in connection with certain investments or participate in investments with highly leveraged capital structures. Although the use of leverage may enhance returns and increase the number of investments that can be made, leverage also involves a high degree of financial risk and may increase the exposure of such investments to factors such as rising interest rates, downturns in the economy, or deterioration in the condition of the assets underlying such investments. In addition, the borrowings of a Portfolio Fund may in certain cases be secured by the Commitments and the other assets of a Portfolio Fund, which may increase the risk of loss of such assets.

Limited Number of Portfolio Fund Investments

The number of investments made by the Portfolio Funds is and will be limited and, as a consequence, the Master Fund's and the Fund's returns as a whole may be substantially affected by the unfavorable performance of a single investment made by a Portfolio Fund. In addition, a Portfolio Fund may invest exclusively or primarily in a particular asset type or category, which may reduce the overall diversity of the Fund's assets and increase risk.

Risks Associated with Secondary Investments

Competition for Secondary Investment Opportunities. Many institutional investors, including other fund-of-funds entities, as well as existing investors of private equity funds may seek to purchase secondary interests of the same private equity fund which the Master Fund may also seek to purchase. In addition, many top-tier private equity managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-of-funds. These managers may also be partial to secondary interests being purchased by existing investors of their funds with whom they have existing relationships. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal granted to existing investors or a so-called “Dutch auction,” where the price of the investment is lowered until a bidder bids and that first bidder purchases the investment, thereby limiting a bidder's ability to compete for price) which can restrict the availability of such opportunity for the Master Fund. No assurance can be given that the Master Fund will be able to identify investment opportunities that satisfy the Master Fund's investment objective and desired diversification goals or, if the Master Fund is successful in identifying such investment

NB Crossroads Private Markets Fund VI LP

Investment Program

March 31, 2022 (Unaudited)

opportunities, that the Master Fund will be permitted to invest, or invest in the amounts desired, in such opportunities.

Nature of Secondary Investments. The Master Fund may acquire secondary interests in existing private equity funds primarily from existing investors in such funds (and not from the issuers of such investments). Because the Master Fund will not be acquiring such interests directly from the issuers, it is generally not expected that the Master Fund will have the opportunity to negotiate the terms of the interests being acquired or other special rights or privileges. There can be no assurance as to the number of investment opportunities that will be presented to the Master Fund. In addition, valuation of such private equity funds interests may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies in which such funds may own securities. Moreover, the purchase price of interests in such funds will be subject to negotiation with the sellers of the interests and there is no assurance that the Master Fund will be able to purchase interests at attractive discounts to net asset value, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Master Fund for its secondary interests, the structure of such acquisitions and the overall success of the underlying private equity fund.

Pooled Secondary Investments. The Master Fund may have the opportunity to acquire a portfolio of private equity fund interests from a seller, on an “all or nothing” basis. In some such cases, certain of the private equity fund interests may be less attractive than others, and certain of the investment managers managing such funds may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Master Fund to carve out from such purchases those investments which the Adviser considers (for commercial, tax legal or other reasons) less attractive.

Contingent Liabilities Associated With Secondary Investments. In the cases where the Master Fund acquires an interest in a private equity fund through a secondary transaction, the Master Fund may acquire contingent liabilities of the seller of the interest. More specifically, where the seller has received distributions from the relevant private equity fund and, subsequently, that private equity fund recalls one or more of these distributions, the Master Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return the monies equivalent to such distribution to the private equity fund. While the Master Fund may, in turn, make a claim against the seller for any such monies so paid to the private equity fund, there can be no assurances that the Master Fund would prevail on such claim.

Risk of Early Termination. The governing documents of the underlying private equity funds are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of their limited partners or members, under certain circumstances, to terminate such funds prior to the end of their respective stated terms. Early termination of a private equity fund in which the Master Fund is invested may result in (i) the Master Fund having distributed to it a portfolio of immature and illiquid securities, or (ii) the Master Fund's inability to invest all of its capital commitments as anticipated, either of which could have a material adverse effect on the performance of the Fund.

NB Crossroads Private Markets Fund VI LP

Investment Program

March 31, 2022 (Unaudited)

Co-Investments Risks

The Master Fund may make Co-Investments on an opportunistic basis. There can be no assurance that the Master Fund will be given Co-Investment opportunities, or that any Co-Investment offered to the Master Fund would be appropriate or attractive to the Master Fund. The market for Co-Investment opportunities is competitive and may be limited, and the Co-Investment opportunities to which the Master Fund wishes to allocate assets may not be available at any given time. Due diligence will be conducted on Co-Investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to Portfolio Fund investments. In addition, the Adviser may have little opportunities to negotiate the terms of such Co-Investments. The Master Fund generally will rely on the Portfolio Fund manager or sponsor offering such Co-Investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the Co-Investment.

The Master Fund's ability to dispose of Co-Investments may be severely limited, both by the fact that the securities are expected to be unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Master Fund to sell such investment. Co-Investments may be heavily negotiated and, therefore, the Master Fund may incur additional legal and transaction costs in connection therewith. Co-Investments are generally subject to many of the same risks as investments in the Portfolio Funds. See “—Risks of Private Equity Investments Generally.”

Co-Investing Alongside Other Parties Risks

Co-investing alongside one or more other parties in an investment involves risks that may not be present in investments made by lead or sponsoring private equity investors. As a co-investor, the Fund may have interests or objectives that are inconsistent with those of the lead private equity investors that generally have a greater degree of control over such investments.

In addition, in order to take advantage of co-investment opportunities, the Master Fund generally will be required to hold a non-controlling interest, for example, by becoming a limited partner in a co-investment partnership that is controlled by the general partner or manager of the private equity fund offering the co-investment to the Master Fund. In this event, the Master Fund would have less control over the investment and may be adversely affected by actions taken by such general partner or manager with respect to the portfolio company and the Master Fund's investment in it. The Master Fund may not have the opportunity to participate in structuring investments or to determine the terms under which such investments will be made.

Absence of Regulatory Oversight

The Portfolio Funds will not be registered as investment companies under the 1940 Act, and the Fund, as an indirect investor in these Portfolio Funds, will not have the benefit of the protection afforded by the 1940 Act to investors in registered investment companies (which, among other protections, require investment companies to have a majority of disinterested directors, require securities held in custody at all times to be individually segregated from the securities of any

NB Crossroads Private Markets Fund VI LP

Investment Program

March 31, 2022 (Unaudited)

other person and marked to clearly identify such securities as the property of such investment company, and regulate the relationship between the adviser and the investment company).

In-Kind Distributions

The Adviser expects in most instances to cause the Master Fund to make distributions to the Fund in cash, but retains the discretion to make distributions of securities in kind to the Fund to the extent permitted under applicable law. There can be no assurance that securities distributed in kind will be readily marketable or salable, and Investors may be required to hold such securities for an indefinite period and/or may incur additional expense in connection with any disposition of such securities. If the Fund ultimately receives distributions in kind indirectly from any of the Portfolio Funds, it may incur additional costs and risks in connection with the disposition of such assets or may distribute such assets in kind to the Investors who may incur such costs and risks.

Projections

Projected operating results of a Co-Investment or a portfolio company in which a Portfolio Fund invests normally will be based primarily on financial projections prepared by each company's management. In all cases, projections are only estimates of future results that are based upon information received from the company and assumptions made at the time the projections are developed. There can be no assurance that the results are set forth in the projections will be attained, and actual results may be significantly different from the projections. Also, general economic factors, which are not predictable, can have a material effect on the reliability of projections.

Carried Interests

Generally, each of the Portfolio Funds provides its respective general partners or managers certain specified carried interests or other special allocations based on the returns to its investors. Such carried interests may create incentives for the general partners or managers of the Portfolio Funds to make more risky or speculative investments than they would otherwise make. Each Investor in the Fund will pay, in effect, two sets of carried interests, one at the Fund level and one indirectly through the Master Fund at the Portfolio Fund level. Consequently, the returns to Investors will be lower than returns to a direct investor in the Portfolio Funds.

Solely in respect of carried interest, the holding period required to claim the lower U.S. federal income tax rate generally applicable to long-term capital gains is three years rather than one year. Gain recognized by the Fund on investments held by the Portfolio Funds for more than one year but less than three years would continue to be treated as long-term capital gains if allocated to the Investors in respect of their capital contributions but would be treated as short-term capital gain (generally subject to U.S. federal income tax at ordinary income rates) if allocated in respect of the special limited partner of the Master Fund’s carried interest. Thus the Adviser has an incentive, not shared by the Investors, to ensure that the Fund holds investments for at least three years.

NB Crossroads Private Markets Fund VI LP

Investment Program

March 31, 2022 (Unaudited)

Under recently proposed Treasury Regulations that can be relied on by taxpayers, regulated investment companies (“RICs”) may choose to report to shareholders the amount of their capital gain dividends that are attributable to assets held by the RIC for greater than three years, and thereby allow holders of carried interest to use this information to reduce the amounts of their allocated capital gains that are subject to the three-year holding period described above. There is no guarantee that the Fund or the Master Fund will choose to make the disclosure necessary for an otherwise qualifying dividend to be excluded from the three-year holding period for a holder of carried interest.

Investments Longer Than Term

The Fund may make investments which may not be realized prior to the date the Fund is to be dissolved. The Fund may attempt to sell, distribute, or otherwise dispose of investments at a time which may be disadvantageous, and as a result, the price obtained for such investments may be less than that which could have been obtained if the investments were held for a longer period of time. Moreover, the Fund may be unsuccessful in realizing investments at the time of the Fund's dissolution. There can be no assurance that the winding up of the Fund and the final distribution of its assets will be able to be executed expeditiously.

Illiquid and Long-Term Investments

An investment in the Fund requires a long-term commitment. Although the Co-Investments and portfolio companies of the Portfolio Funds invested in by the Fund may occasionally generate some current income, return of capital and the realization of gains, if any, from such portfolio company generally will occur only upon partial or complete sale or other disposition of such portfolio company. While one or more of these transactions may occur at any time with respect to a given portfolio company, sale or other disposition of a portfolio company of a Portfolio Fund is generally not expected to occur for a number of years (in most instances two to four years, or longer) after the initial investment is made.

Financial Markets Fluctuations and Changes

General fluctuations in the market prices of securities may affect the value of the Fund's investments. Instability in the securities markets also may increase the risks inherent in the Fund's investments. The ability of portfolio companies to refinance debt securities may depend on their ability to sell new securities in the public high-yield debt market or otherwise.

Need for Follow-On Investments

Following its initial investment in a given portfolio company, a Portfolio Fund may decide to provide additional funds to such portfolio company or may have the opportunity to increase its investment in a successful portfolio company. There is no assurance that a Portfolio Fund will make follow-on investments or that a Portfolio Fund will have sufficient funds to make all or any of such investments. Any decision by a Portfolio Fund not to make follow-on investments or its inability to make such investments (i) may have a subsequent negative effect on a portfolio company in need of such an investment, (ii) result in a lost opportunity for a Portfolio Fund to

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increase its participation in a successful operation, or (iii) result in a loss of certain anti-dilution protection.

Non-U.S. Investments

Portfolio Funds may invest in the securities of issuers located outside of the United States and the Master Fund may invest in Co-Investments located outside of the United States. Foreign securities involve certain factors not typically associated with investing in U.S. securities, including risks relating to: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various foreign currencies in which foreign investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) inflation matters, including rapid fluctuations in inflation rates; (iii) differences between the U.S. and foreign securities markets, including potential price volatility in and relative liquidity of some foreign securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and the potential of less government supervision and regulation; (iv) economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; and (v) the possible imposition of foreign taxes on income and gains recognized with respect to such securities. In addition, laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. Foreign countries also may impose taxes on the Fund, the Investors and/or a Portfolio Fund. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by the Fund.

Investments in Emerging Markets

The Master Fund and Portfolio Funds may invest in emerging markets. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other, more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war or terrorism or social unrest; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about portfolio companies; (xi) less extensive regulation of financial and other markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements;

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(xiii) less developed corporate laws, including regarding fiduciary duties of officers and directors and the protection of investors; (xiv) less developed, reliable or independent judiciary systems for the enforcement of contracts or claims; (xv) greater regulatory uncertainty; (xvi) the maintenance of investments with non-U.S. brokers and securities depositories and (xvii) threats or incidents of corruption that may cause the Fund not to pursue certain investments, or alter certain activities or liquidate certain portfolio investments prior to or after the time when the Fund would otherwise liquidate to achieve optimal returns, which may cause losses or have other negative impacts on the Fund.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by emerging market countries on interest or dividends paid on financial instruments or gains from the disposition of such financial instruments.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements or authorities. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary application or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund or Portfolio Funds or the lead or sponsoring private equity general partner, as applicable, may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. The Fund may have limited or no legal recourse in the event of default or suspension with respect to certain foreign securities.

Most foreign and emerging market companies are not subject to the uniform accounting, auditing and financial reporting requirements applicable to issuers in the United States, which may impact the availability and quality of information about foreign and emerging market issuers. Key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate, which may cause losses or have other negative impacts on the Fund’s investments and the Fund’s performance.

Regulatory Risks of Private Equity Funds

Legal, tax and regulatory changes could occur that may adversely affect or impact the Fund or the Portfolio Funds at any time during the term of the Fund. The legal, tax and regulatory environment for private equity funds is evolving, and changes in the regulation and market

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perception of such funds, including changes to existing laws and regulations and increased criticism of the private equity and alternative asset industry by regulators and politicians and market commentators, may materially adversely affect the ability of the Fund or the Portfolio Funds to pursue investment strategies and the value of the Fund's investments. In recent years, market disruptions and the dramatic increase in the capital allocated to alternative investment strategies have led to increased governmental and regulatory (as well as self-regulatory) scrutiny of the private equity and alternative investment fund industry in general, and certain legislation proposing greater regulation of the private equity and alternative investment fund management industry periodically is being and may in the future be considered or acted upon by governmental or self-regulatory bodies of both U.S. and non-U.S. jurisdictions. It is impossible to predict what, if any, changes may be instituted with respect to the regulations applicable to the Portfolio Funds, the Portfolio Fund Managers, the markets in which they operate and invest or the counterparties with which they do business, or what effect such legislation or regulations may have. Any regulations that restrict the ability of the Portfolio Funds to implement investment strategies could have a material adverse impact on their portfolio. To the extent that the Portfolio Funds become subject to such regulation and impact, the Fund's performance will be adversely affected.

Regulatory Scrutiny and Reporting

The Fund and the Adviser may be subject to increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors in private investment funds. In that connection, in the future the Fund may become subject to additional obligations that may affect its investment program, the manner in which it operates and, reporting requirements regarding its investments and investors. Each Investor will be required to provide to the Fund such information as may be required to enable the Fund to comply with all applicable legal or regulatory requirements, and each Investor will be required to acknowledge and agree that the Fund may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation. If required by applicable law, regulation or interpretation thereof, the Fund may suspend all activity with respect to an Investor's account with the Fund, including suspending the Investor's right to redeem funds or assets from the Fund pending the Fund's receipt of instructions regarding the Investor's account from the appropriate governmental or regulatory authority.

Public Company Holdings

A Portfolio Fund's investment portfolio may contain securities issued by publicly held companies. Such investments may subject the Portfolio Fund to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Portfolio Fund to dispose of such securities at certain times, increased likelihood of shareholder litigation against such companies' board members, and increased costs associated with each of the aforementioned risks.

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Default

The Master Fund, in general, will not always contribute the full amount of the Fund's commitment to a Portfolio Fund at the time of its admission to the Portfolio Fund. Instead, the Master Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by the Portfolio Fund. If the Master Fund defaults on its commitment or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund's investment in the Portfolio Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Master Fund, and in turn the Fund to pursue its investment program, (ii) force the Master Fund to borrow, (iii) cause the Master Fund, and, indirectly, the Fund and the Investors to be subject to certain penalties from the Portfolio Funds (including the complete forfeiture of the Master Fund's investment in a Portfolio Fund), or (iv) otherwise impair the value of the Master Fund's investments (including the complete devaluation of the Master Fund, and in turn the Fund).

Similarly, Investors will not contribute the full amount of their Commitments to the Fund at the time of their admission. Investors will be required to make incremental contributions pursuant to capital calls issued from time to time, by the Fund. Unlike the Portfolio Funds, the Fund will have limited recourse in retrieving un-drawn Commitments in the instance that an Investor defaults on a Commitment. An Investor, or Investors, that default(s) on his/her/its/their Commitment to the Fund may cause the Master Fund to, in-turn, default on its commitment to a Portfolio Fund. Thus the Fund, and especially the non-defaulting Investors, will bear the penalties of such default (as outlined above, including, but not limited to, the complete forfeiture of the Master Fund's investment in a Portfolio Fund and the complete devaluation of the Master Fund, and in turn the Fund). While the Adviser has taken steps to mitigate this risk, including seeking Commitments from Investors that exceed the commitments that are made to the Portfolio Funds, there is no guarantee that such measures will be sufficient or successful.

Recall of Distributions

The Master Fund and the Fund may be subject to terms of the Portfolio Funds which permit the recall of distributions to meet Portfolio Fund obligations. In the event funds are recalled for this purpose, the Fund may in turn require Investors to return amounts previously distributed to them.

Competition for Investment Opportunities

The Portfolio Funds encounter competition for investments from numerous other investment partnerships, limited liability companies, and trusts, as well as from individuals, corporations, bank and insurance company investment accounts, foreign investors, and other entities engaged in investment activities, including other investment funds. As a result, there can be no guarantee that a sufficient quantity of suitable investment opportunities for the Portfolio Funds will be found, that investments on favorable terms can be negotiated, or that the Fund will be able to fully realize on the value of its investments. Competition for investments may have the effect of increasing costs, thereby reducing investment returns to the Portfolio Funds in which the Fund is indirectly invested.

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Investment Program

March 31, 2022 (Unaudited)

Time Required to Maturity of Investments

There is generally a period of at least two to four years before a Portfolio Fund has completed making its investments. Such investments also may take a significant period from the date they are made to reach a state of maturity allowing for realization of the investment to be achieved. As a result, based on historical realization periods for Portfolio Funds, it is likely that no significant cash return, if any, from disposition of an Portfolio Fund's investments will occur until a substantial number of years from the date of closing of such Portfolio Fund. The proceeds of Fund's investments, therefore, are not likely to be realized for a substantial time period.

Investments in Less Established Companies

The Master Fund and the Portfolio Funds may invest a portion of their assets in the securities of less established companies. Investments in such portfolio companies may involve greater risks than are generally associated with investments in more established companies. For example, such companies may have shorter operating histories on which to judge future performance and, if operating, may have negative cash flow. In the case of start-up enterprises, such companies may not have significant or any operating revenues. Such companies also may have a lower capitalization and fewer resources (including cash) and be more vulnerable to failure, resulting in the loss of the Fund's entire investment. In addition, less mature companies could be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any company in which a Portfolio Fund invests, the Fund may suffer a partial or total loss of capital invested in that company.

Economic Conditions

Changes in economic conditions, including, for example, interest rates, inflation rates, industry conditions, competition, technological developments, trade relationships, political and diplomatic events and trends, tax laws and innumerable other factors, can substantially and adversely affect the business and prospects of the Portfolio Funds and the Fund. These conditions are not within the control of the Adviser or the Portfolio Fund Managers.

Epidemics, Pandemics, Outbreaks of Disease and Public Health Issues

The Adviser’s and Neuberger Berman’s business activities as well as the activities of the Fund and its operations and investments could be materially adversely affected by outbreaks of disease, epidemics and public health issues in Asia, Europe, North America, the Middle East and/or globally, such as COVID-19 (and other novel coronaviruses), Ebola, H1N1 flu, H7N9 flu, H5N1 flu, Severe Acute Respiratory Syndrome, or SARS, or other epidemics, pandemics, outbreaks of disease or public health issues. In particular, coronavirus, or COVID-19, has spread around the world since its initial emergence in December 2019 and has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of COVID-19 has negatively affected and may continue to affect the economies of many nations, individual companies, supply chains and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its

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March 31, 2022 (Unaudited)

ultimate impact, which may have a continued adverse effect on global economic and market conditions. A recurrence of an outbreak of any kind of epidemic, communicable disease, virus or major public health issue could cause a slowdown in the levels of economic activity generally (or push the world or local economies into recession), which would be reasonably likely to adversely affect the business, financial condition and operations of Neuberger Berman, the Adviser and the Fund. Should these or other major public health issues, including pandemics, arise or spread farther (or continue to worsen), Neuberger Berman, the Adviser and the Fund could be adversely affected by more stringent travel restrictions (such as mandatory quarantines and social distancing), additional limitations on Neuberger Berman’s, the Adviser’s, or the Fund’s operations and business activities and governmental actions limiting the movement of people and goods between regions, which in turn, may impact the financial performance of the Fund.

Foreign Currency Risks

The Fund is expected to invest a portion of its capital in Portfolio Funds based outside the United States for which fund currency is the euro or another non-U.S. dollar currency. In addition, these Portfolio Funds, as well as Portfolio Funds for which fund currency is the U.S. dollar, may make investments denominated in currencies other than the U.S. dollar. Fluctuations in the exchange rate between the U.S. dollar and these other currencies will result in changes to the values, in U.S. dollar terms, of the Fund's Commitments as well as the Fund's investments. The Adviser may, where it deems prudent and practicable, seek to mitigate the effect of such currency fluctuations by engaging in currency hedging activities, but it does not expect to eliminate the Fund's exposure to exchange rate fluctuations. In addition, Investors subscribing for Interests in the Fund in any country in which U.S. dollars are not the local currency should note that changes in the value of exchange between U.S. dollars and such currency may have an adverse effect on the value, price, or income of the investment to such Investor.

Non-Controlling Investments and Limited Rights as Shareholder

In connection with Co-Investments, the Fund may hold non-controlling interests in certain portfolio companies and, therefore, may have a limited ability to protect their interests in such companies and to influence such companies' management. In addition, Co-Investments may be made with third parties through joint ventures or other entities, which may have larger or controlling ownership interests in such portfolio companies. In such cases, the Fund will rely significantly on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom the Fund is not affiliated and whose interests may at times conflict with the interests of the Fund. Such Fund investment may involve risks in connection with such third-party involvement, including the possibility that a third party may be in a position to take (or block) action in a manner contrary to the Fund's investment objectives or may have financial difficulties resulting in a negative impact on such investment. In addition, the Fund may in certain circumstances be liable for the actions of their third-party co-venturers. Co-Investments made with third parties in joint ventures or other entities also may involve carried interests and/or other fees payable to such third party partners

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or co-venturers. There can be no assurance that appropriate minority shareholder rights will be available to the Fund or that such rights will provide sufficient protection to the Fund's interests.

Multiple Tiers of Expenses

Each of the Portfolio Funds (i) pays (or requires its limited partners to pay) its respective general partners and investment advisers or managers certain fees and (ii) bears certain costs and expenses. Such fees and expenses are expected to reduce materially the actual returns to investors in the Portfolio Funds, including the Fund. In addition, because of the deduction of the fees payable by the Fund to the Investment Adviser and other expenses payable directly by the Fund from amounts distributed to the Fund by the Portfolio Funds or from the Investors' capital contributions to the Fund, the returns to an Investor in the Fund will be lower than the returns to a direct investor in the Portfolio Funds. Each Investor in the Fund will pay, in effect, two sets of fees, one directly at the Fund level, and one indirectly through the Master Fund at the Portfolio Fund level. Fees and expenses of the Fund and the Portfolio Funds will generally be paid regardless of whether the Fund or Portfolio Funds produce positive investment returns. If the Fund or Portfolio Funds do not produce significant positive investment returns, these fees and expenses could reduce the amount recovered by an Investor in the Fund to less than its total capital contributions to the Fund.

Lack of Portfolio Information

The Adviser receives detailed information from each Portfolio Fund Manager regarding the investment performance and investment strategy of Portfolio Funds. The Adviser may have little or no means of independently verifying information provided by Portfolio Funds of their Portfolio Fund Managers and thus, may not be able to ascertain whether Portfolio Funds are adhering to their disclosed investment strategies and their investment and risk management policies.

Investing in a Master/Feeder Fund

The Fund pursues its investment objective by investing in the Master Fund. The Fund does not have the right to withdraw its investment in the Master Fund. Interests in the Master Fund also may be held by investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund also may be indirectly adversely affected otherwise by other investors in the Master Fund. Other feeder funds invested in the Master Fund may offer interests to their respective investors, if any, that have costs, expenses and other terms that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Fund.

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March 31, 2022 (Unaudited)

Limitations on Performance Information

Performance of private equity vehicles is difficult to measure and therefore such measurements may not be as reliable as performance information for other investment products because, among other things: (i) there is no market for underlying investments, (ii) private equity investments take years to achieve a realization event and are difficult to value before realization, (iii) private equity investments are made over time as capital is drawn down from investments, (iv) the performance record of a private equity fund is not established until the final distributions are made, which may be 10-12 years or longer after the initial closing and (v) industry performance information for private equity funds may be skewed upwards due to survivor bias lack of reporting by underperforming managers.

Passive Interest in the Fund and Portfolio Funds

Except as otherwise provided in the Partnership Agreement, the Investors will not have any right to participate in the day-to-day management of the business and operations of the Fund and the management of the Fund's assets. Furthermore, the day-to-day management of the business and operation of each of the Portfolio Funds and the management of the assets of the Portfolio Funds, including the valuation by the Portfolio Funds of their assets, will be controlled by the respective general partners and sponsors or managers of the Portfolio Funds and not by the Fund.

Valuation Risk

In light of the illiquid nature of the Interests, and of interests in the Portfolio Funds and other securities in which the Fund may invest, any valuation made by the Adviser of the Interests and Fund investments will be based on the Adviser's good faith determination as to the fair value of those interests. There can be no assurance, however, that the values assigned in good faith by the Adviser to the Interests, interests in Portfolio Funds, or other Fund investments will equal or approximate the price at which they may be sold or otherwise liquidated or disposed of from time to time.

In particular, the impact of the COVID-19 pandemic initially led to adverse impacts on valuations and other financial analyses and may do so again in future periods.

Tax Considerations for the Fund

The Fund has elected, and intends to continue to qualify, to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. If the Fund fails to qualify as a RIC it will become subject to corporate-level income tax, and the resulting corporate taxes could substantially reduce the Fund's net assets, the amount of income available for distributions to Investors, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and the Investors.

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Investment Program

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Each of the aforementioned ongoing requirements for qualification of the Fund as a RIC requires that the Investment Adviser obtain information from or about the underlying investments in which the Master Fund is invested. The Master Fund’s underlying commitments may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from the Master Fund's underlying commitments, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

In addition, the Master Fund may directly or indirectly invest in underlying commitments located outside the United States. Such underlying commitments may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign corporations” or “passive foreign investment companies.”

The Fund may retain some income and capital gains in the future, including for purposes of providing the Fund with additional liquidity. In that event, the Fund will be liable for a 4% U.S. federal excise tax on the amount by which the Fund’s required distribution” exceeds its “distributed amount.”

Tax Laws Subject to Change

It is possible that the current U.S. federal, state, local, or foreign income tax treatment accorded an investment in the Fund will be modified by legislative, administrative, or judicial action in the future. The nature of additional changes in U.S. federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Fund. Investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

Recent Changes (Unaudited)

The following information in this annual report is a summary of certain changes since March 31, 2021. This information may not reflect all of the changes that have occurred since you subscribed to the Fund.

During the most recent fiscal year, there have been no material changes to: (i) the Fund's investment objectives and policies that have not been approved by shareholders, (ii) principal risk factors associated with investment in the Fund, (iii) the persons who are primarily responsible for the day-to-day management of the Fund's portfolio; or (iv) the Fund's organizational agreement that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

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March 31, 2022 (Unaudited)

Portfolio Managers

Effective August 2021, Elizabeth Traxler joined as a member of the Sub-Adviser’s Private Investment Portfolios and Co-investments Investment Committee, which serve as the Master Fund’s Portfolio Fund Managers. Ms. Traxler is a Managing Director of Neuberger Berman and a senior member of the Private Investment Portfolios and Co-Investments team. She is also a member of the Private Investment Portfolios and Co-investments Investment Committee and the Secondary Investment Committees. Prior to joining Neuberger Berman in 2008, Ms. Traxler was at Wachovia Capital Partners (now known as Pamlico Capital), where she focused on making direct growth equity and buyout investments across a broad range of industries. Ms. Traxler also worked at Wachovia Securities in the Leveraged Capital Group, which provided senior and mezzanine debt for private equity-backed transactions. Ms. Traxler received an MBA from the Kellogg School of Management at Northwestern University and a BA, cum laude, in Economics from Vanderbilt University.

Effective March 2022, Paul Daggett replaced John Buser as a member of the Sub-Adviser’s Private Investment Portfolios and Co-investments Investment Committee, which serve as the Master Fund’s Portfolio Fund Managers. Mr. Buser has retired from his role as Executive Vice Chairman of NB Alternatives and now serves as a senior advisor of Neuberger Berman. Mr. Daggett is a Managing Director of Neuberger Berman and a senior member of the Private Investment Portfolios and Co-investments team. He is also a member of the Private Investment Portfolios and Co-investments Investment Committee. Prior to joining Neuberger Berman in 2004, Mr. Daggett worked in the European Equity Derivatives Group at JPMorgan Chase & Co. He holds an M.B.A. from the Cox School of Business at Southern Methodist University and a BEng, with honors, in Aeronautical Engineering from the University of Bristol. Mr. Daggett is a Fellow of the Institute of Chartered Accountants in England and Wales (FCA) and holds the Chartered Financial Analyst designation.

NB Crossroads Private Markets Fund VI LP

Supplemental Information

March 31, 2022 (Unaudited)

Proxy Voting and Portfolio Holdings

A description of the Partnership’s policies and procedures used to determine how to vote proxies relating to the Partnership’s portfolio securities, as well as information regarding proxy votes cast by the Partnership (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Partnership at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Partnership did not receive any proxy solicitations during the year ended March 31, 2022.

The Partnership files a complete schedule of portfolio holdings on Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Partnership’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

NB Crossroads Private Markets Fund VI LP

Board of Directors of the Partnership

March 31, 2022 (Unaudited)

Information pertaining to the Board of Directors of the Partnership is set forth below.

Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past 5 Years
Disinterested Directors

Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Term Indefinite – Since Inception	Private investor and board member of certain entities (as listed herein)	21	Director of Jones Lang LaSalle Property Trust, Inc.; Trustee/Director of UBS A&Q Registered Fund Complex (3 funds); Director of Calamos Fund Complex (26 funds); Director of Paylocity Holding Corp.; Director of Tech & Energy Transition Corp.

Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Term Indefinite – Since Inception	Consultant (since 10/1991); Associate Professor, Columbia University (2000-2017); Former Partner of Ernst & Young.	21	Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Director of Stone Harbor Investment Funds (8 funds); Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Term Indefinite – Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market.	21	Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).

Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Term Indefinite – Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/2002 to present).	21	Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).

Stephen V. Murphy, Director 1290 Avenue of the Americas New York, NY 10104 (1945)	Term Indefinite – Since Inception	President of S.V. Murphy & Co, an investment banking firm.	21	Director of The First of Long Island Corporation and The First National Bank of Long Island; Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).

Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Term Indefinite – Since Inception	President of The Documentary Group (since 6/2006).	21	Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

* The ‘‘Fund Complex’’ consists of NB Private Markets Fund II (Master) LLC, NB Private Markets Fund II (TI) LLC, NB Private Markets Fund II (TE) LLC, NB Private Markets Fund III (Master) LLC, NB Private Markets Fund III (TI) LLC, NB Private Markets Fund III (TE) LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Access Fund LLC, NB Crossroads Private Markets Fund VII Holdings LP, NB Crossroads Private Markets Fund VII LP, and NB Crossroads Private Markets Fund VII Advisory LP.

NB Crossroads Private Markets Fund VI LP

Officers of the Partnership

March 31, 2022 (Unaudited)

Information pertaining to the Officers of the Partnership is set forth below.

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Directors

James D. Bowden (1953)	Chief Executive Officer and President	Term — Indefinite; Length — since 2018, (previously, Vice President since inception)	Managing Director, NBAA, since 2015. Formerly, Managing Director, Bank of America; Manager and Vice President, Merrill Lynch Alternative Investments LLC (2013-2015); Executive Vice President, Bank of America Capital Advisors LLC (1998-2013).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004. Formerly, Vice President, Neuberger Berman LLC (2002-2006), Vice President – Mutual Fund Board Relations, NBIA (2000-2008), Vice President, NBIA (1986-1999) and Employee (1984-1999).

Mark Bonner (1977)	Treasurer	Term — Indefinite; Length — since 2020, (previously, Assistant Treasurer since inception)	Senior Vice President, NBAA, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015); Manager, Advent International Corporation (2004-2006); Senior Associate, PricewaterhouseCoopers LLP (1999-2004).

Sarah Doane (1989)	Assistant Treasurer	Term — Indefinite; Length — since 2020	Vice President, Neuberger Berman LLC, since 2022 and Employee since 2016. Formerly Internal Auditor, Arbella Insurance Group (2015-2016), Associate, PricewaterhouseCoopers (2012-2015)

Savonne Ferguson (1973)	Chief Compliance Officer	Term — Indefinite; Length — since 2018	Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since 2018; Senior Vice President, Neuberger Berman LLC, since 2018. Formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014).

NB Crossroads Private Markets Fund VI LP

Officers of the Partnership

March 31, 2022 (Unaudited)

Information pertaining to the Officers of the Partnership is set forth below.

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Directors

Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Term — Indefinite; Length — since inception	General Counsel – Mutual Funds since 2016 and Managing Director, NBIA, since 2017. Formerly, Associate General Counsel (2015-2016), Counsel (2007-2015), Senior Vice President (2013-2016), Vice President (2009-2013).

Sheila James (1965)	Assistant Secretary	Term — Indefinite; Length — since inception	Vice President, Neuberger Berman LLC, since 2008 and Employee since 1999; Vice President, NBIA, since 2008. Formerly, Assistant Vice President, Neuberger Berman LLC (2007-2008); Employee, NBIA (1991-1999).

Brian Kerrane (1969)	Vice President	Term — Indefinite; Length — since inception	Managing Director, Neuberger Berman LLC, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015. Formerly, Senior Vice President, Neuberger Berman LLC (2006 to 2014), Vice President, NBIA (2008-2015) and Employee since 1991.

Josephine Marone (1963)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Paralegal, Neuberger Berman LLC, since 2007 and Employee since 2007.

Brien Smith (1957)	Vice President	Term — Indefinite; Length — since 2017	Managing Director, NBAA, since 2005. Chief Operating Officer of NB Private Equity Division since 2017.

* The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for James D. Bowden, Mark Bonner and Sarah Doane whose business address is 53 State Street, 13th Floor, Boston, MA 02109; and Brien Smith whose business address is 325 North Saint Paul St. 49th Floor Dallas, TX 75201.

All officers of the Partnership are employees and/or officers of the Registered Investment Adviser. Officers of the Partnership are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in this report is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in the Partnership. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request

NB Crossroads Private Markets Fund VI Holdings LP

Consolidated Financial Statements

For the year ended March 31, 2022

NB Crossroads Private Markets Fund VI Holdings LP

(Unaudited)

MARKET OVERVIEW

The last two years have been defined by the broader healthcare and economic impacts of COVID-19 and the world’s adjustment to changes in work and lifestyle habits. As vaccines paved the way for an easing of restrictions and the reopening of economies, 2021 marked a turning point for many economies with a strong rebound in growth, albeit clouded by inflationary pressures, and the prospect of higher interest rates. Against this backdrop, NB Crossroads Private Markets Fund VI Holdings LP (the “Fund”) has continued to perform well.

Volatility increased across markets at the start of 2022, with many indices declining significantly in the early months of the year. The terrible events in Ukraine have led to heightened volatility in markets as governments grapple with the potential longer-term impacts to economies and international relations, not to mention the devastating humanitarian crisis.

We believe the private equity model, with active governance and potential to drive real value at underlying companies, is a significant advantage in this uncertain environment. Private equity managers can be quick to react to change, and importantly take advantage of opportunities. We believe the Fund’s underlying portfolio is comprised of market-leading private equity managers and companies that have secular growth trends and should be relatively resilient to inflationary pressures. Despite the uncertain environment so far in 2022, we believe the Fund has a portfolio that is well positioned to generate value for our investors.

FUND OVERVIEW

The Fund seeks to achieve its objective by investing in a diversified global portfolio of high quality third- party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds, pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms. The Fund is now fully committed to a diversified set of Portfolio Funds and portfolio companies and allocated across by investment strategy, asset class, industry, sponsor and geography.

The Fund generated a 24.75% total return on a net asset value (NAV) basis for the 12 months ended March 31, 2022. The Fund performed strongly across its three key transaction types: primary, secondary and co-investments. Among the key value drivers, the Fund benefitted from a co-investment in a North American IT services business. The Fund also benefitted from a co-investment in a North American technology- enabled solutions provider for health programs. On the other hand, the Fund generated negative performance from a co-investment in a Chinese digital education business.

The portfolio composition, industries and holdings of the Fund are subject to change without notice. The opinions are as of the date of this report and are subject to change without notice.

NB Crossroads Private Markets Fund VI Holdings LP

(Unaudited)

Fund Performance – Average Annual Total Return Ended 3/31/2022

	1 Year	Since Inception
NB Crossroads Private Markets Fund VI Holdings LP*	24.75%	10.22%
MSCI World Index (Net)**	10.12%	13.01%

The performance data quoted represent past performance and does not predict future performance. Current performance may be lower or higher than the performance data quoted.

The results shown in the table reflect the reinvestment of distributions, if any. The results do not reflect the effect of taxes a Fund investor (“Investor”) would pay on Fund distributions or on the sale of the Fund’s limited partnership interests (the ‘‘Interests’’).

Unlike open-end funds, the Fund’s Interests are not continually offered. The Fund offered its Interests only to persons or entities that are both ‘‘accredited investors’’ as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), and ‘‘qualified clients’’ as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, in private placement transactions that do not involve any ‘‘public offering’’ within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act.

* The Fund commenced operations on February 14, 2020.

** The MSCI World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,539 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The Developed Markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The index is unmanaged and does not include fees. Investors may not invest in the index directly.

Growth of $50,000 Investment

This graph shows the change in value of a hypothetical $50,000 investment in the Fund for the life of the Fund since commencement of operations. The results shown in the graph reflect the reinvestment of Fund distributions, if any. The results do not reflect the effect of taxes an Investor would pay on Fund distributions. The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The required minimum initial capital commitment by an Investor in the Fund was $50,000. Consistent with Securities and Exchange Commission reporting requirements, the line graph above assumes that an Investor's $50,000 capital commitment was fully called and invested at the commencement of the Fund's operations; however, as disclosed to potential investors, their initial capital commitments to the Fund would not be fully called and immediately invested. Rather, Investors’ capital commitments are called and drawn down by the Fund as investment opportunities are identified by the Fund’s Investment Adviser over the term of the Fund. As such, the investment growth shown in the line graph above may not reflect the actual performance experience of an Investor invested in the Fund over this time period.

NB Crossroads Private Markets Fund VI Holdings LP

(Unaudited)

Impact of the Fund’s Distribution Policy

The Fund does not have a policy or practice of maintaining a specified level of distributions to Investors. The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its annual net taxable income to its Investors. From time to time, the Fund may also pay special interim distributions at the discretion of the Board of Directors. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. Over time, a portion of an Investor’s distribution will be a return of its capital given the Fund has a limited term and will seek to return its available assets to Investors. The tax characteristics of an Investor’s distributions will be reflected on its annual Form 1099-DIV.

NB Crossroads Private Markets Fund VI Holdings LP

For the year ended March 31, 2022

Index	Page No.

FINANCIAL INFORMATION (Audited)

NB Crossroads Private Markets Fund VI Holdings LP

Consolidated Statement of Assets, Liabilities and Partners’ Capital – Net Assets

As of March 31, 2022

Assets

Investments, at fair value (cost $212,927,507)	$255,622,907
Deferred financing costs	134,482
Prepaid insurance	16,331
Interest receivable	411

Total Assets	$255,774,131

Liabilities

Due to investment	$847,203
Advisory fees payable	418,403
Professional fees payable	196,123
Administration service fees payable	55,201
Due to Affiliate	42,394
Other payables	23,157

Total Liabilities	$1,582,481

Commitments and contingencies (See Note 5)

Partners' Capital - Net Assets	$254,191,650

Partners’ Capital - Net Assets consists of:
Partners’ capital paid-in	$212,141,565
Partners' distributable earnings (loss)	42,050,085

Total Partners' Capital - Net Assets	$254,191,650

Units of Partnership Interests outstanding (unlimited units authorized)	206,608.46
Net Asset Value Per Unit	$1,230.31

The accompanying notes are an integral part of these financial statements.

1

NB Crossroads Private Markets Fund VI Holdings LP

Consolidated Schedule of Investments

As of March 31, 2022

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Large-cap Buyout (29.95%)
BC Partners XI GD - I LP	Primary	07/2021	Europe	$2,482,102	$2,490,000
Boom Co-Invest B, L.P.	Co-Investment	09/2021	North America	4,805,142	4,803,173
Clayton, Dubilier & Rice Fund XI, L.P.	Primary	09/2021-10/2021	North America	2,074,577	2,356,505
Hellman & Friedman Capital Partners X (Parallel), L.P.	Primary	11/2021-02/2022	North America	4,852,019	4,949,209
KKR Apple Co-Invest L.P.	Co-Investment	09/2021-11/2021	North America	5,173,770	5,691,147
KKR Leo Co-Invest L.P.	Co-Investment	06/2021	Asia	1,606,324	2,029,717
KKR Oculus Co-Invest L.P.	Co-Investment	11/2020	North America	2,100,000	2,520,000
KKR Redwood Co-Invest L.P.	Co-Investment	07/2020	North America	1,349,413	1,807,813
Magenta Blocker Aggregator LP (F)	Co-Investment	07/2021-10/2021	North America	2,262,000	2,892,031
NB RR Co-Invest LP	Co-Investment	10/2020-11/2021	North America	4,450,368	6,129,351
Project Metal Co-Invest Fund, L.P.	Co-Investment	10/2021	North America	5,703,040	5,700,361
Project Stream Co-Invest Fund, L.P.	Co-Investment	10/2021	North America	5,705,878	5,701,409
RealPage Parent, LP (F)	Co-Investment	04/2021	North America	4,100,000	4,100,000
RL Co-Investor Aggregator II L.P.	Co-Investment	03/2022	North America	1,892,639	1,897,538
Silver Lake Partners VI, L.P.	Primary	01/2021-01/2022	North America	4,530,285	5,253,822
THL Fund Investors (Altar), L.P.	Co-Investment	02/2022	North America	3,509,809	4,533,004
Thoma Bravo XIV- A, L.P.	Primary	04/2021-01/2022	North America	7,183,194	7,235,487
TPG Asia VI Digs 1 L.P. (F)	Co-Investment	11/2020	Asia	3,227,764	3,625,736
TPG Jedi CoInvest, L.P.	Co-Investment	07/2020	North America	1,805,102	2,411,467
				68,813,426	76,127,770
Small and Mid-cap Buyout (49.35%)
AAI FG Holdco L.P.	Co-Investment	09/2020	Europe	2,802,532	4,461,918
Advent Global Technology Fund II-C Limited Partnership	Primary	02/2022	North America	1,200,000	1,094,073
AFC Acquisitions, Inc. (F)	Co-Investment	04/2021-01/2022	North America	3,160,700	3,335,126
Austin Co-Investment, L.P.2	Co-Investment	03/2021	North America	529,052	4,493,738
BC Partners Galileo (1) L.P.	Secondary	07/2021-11/2021	Europe	5,478,721	6,809,101
Breakaway Co-Investment Holdings LP	Co-Investment	10/2021	North America	2,282,908	2,144,787
Charlesbank Equity Fund X, L.P.	Primary	09/2021-11/2021	North America	2,749,143	2,800,000
CIMI Holdings L.P.	Co-Investment	09/2020	North America	1,700,000	5,409,199
Compass Syndication L.P.	Co-Investment	10/2021-12/2021	North America	1,109,383	1,234,059
Crosspoint Capital Fund I, LP	Primary	04/2021-02/2022	North America	7,538,877	7,955,468
EMK Capital Partners II LP	Primary	09/2021-12/2021	Europe	2,359,832	3,072,921
Ethos Capital Investments A LP	Primary	10/2021-03/2022	North America	2,065,881	5,430,507
Evidence Co-Invest LP	Co-Investment	12/2020-03/2022	North America	3,912,398	3,950,993
Goldeneye Holdings Parent, LP (F)	Co-Investment	07/2021	North America	1,800,000	1,800,000
Green Equity Investors Offshore Fund IX, L.P.	Primary	-	North America	-	-
Greenbriar Equity Fund V, L.P.	Primary	08/2021-01/2022	North America	4,191,716	6,731,346
Highline PPC FT Holdings LLC (G)	Co-Investment	11/2020	North America	2,690,000	1,839,150
Horizon Co-Investment, L.P.	Co-Investment	-	North America	-	-
Itelyum Co-Investment LP	Co-Investment	09/2021	Europe	5,512,630	5,196,294
JLL MedeAnalytics Co-Invest, L.P.	Co-Investment	11/2020	North America	801,816	795,218
Madison Dearborn Capital Partners VIII-C, L.P.	Primary	04/2021-01/2022	North America	340,064	408,135
New Mountain Partners VI, L.P.	Primary	03/2021-03/2022	North America	2,361,884	2,435,000
Nordic Capital X Alpha, L.P.	Primary	05/2021-03/2022	Europe	2,319,890	3,453,113
Oakley Capital V-B2 SCSp	Primary	-	Europe	-	-
Oakley Capital IV Co-Investment (B) SCSp	Co-Investment	02/2021	Europe	2,451,704	2,245,394
Oakley Capital IV Co-Investment (C) SCSp	Co-Investment	09/2021	Europe	592,534	507,848
Patriot SPV, L.P.	Secondary	03/2021-01/2022	North America	3,399,973	4,860,028
PPC III-A LP	Primary	03/2021-01/2022	North America	6,289,998	8,714,295
Prime Acquisitions Holdco, LP	Co-Investment	08/2021	North America	5,008,333	5,356,631
Riverside Fund V CF-B, L.P.	Secondary	03/2021-01/2022	North America	3,121,527	4,581,611
SPH Acquisitions, Inc. (F)	Co-Investment	12/2020	North America	1,300,000	1,594,754
Summit Partners Co-Invest (Lions), L.P.	Co-Investment	10/2020	North America	2,560,000	2,568,256
Tailwind TPRC Investor, LP	Co-Investment	01/2021-09/2021	North America	2,274,591	3,418,821
THL HT Parallel SPV, L.P.	Secondary	12/2020-01/2022	North America	3,820,824	7,520,605
Thoma Bravo Discover Fund III-A, L.P.	Primary	06/2021-01/2022	North America	6,426,276	7,155,251
Thomas H. Lee Parallel Fund IX L.P.	Primary	01/2022	North America	447,678	530,396
VSC Precision Medical LLC (F)(G)	Co-Investment	11/2020	North America	1,400,000	1,547,579
				96,000,865	125,451,615

The accompanying notes are an integral part of these financial statements.

2

NB Crossroads Private Markets Fund VI Holdings LP

Consolidated Schedule of Investments

As of March 31, 2022

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Special Situations (6.88%)
CB Starfish TopCo, L.P.	Co-Investment	08/2021	North America	1,220,084	1,400,000
Centerbridge Capital Partners IV, L.P.	Primary	12/2021	North America	1,984,873	2,600,000
NS KMS Investment LLC (G)	Co-Investment	11/2020	North America	3,100,000	3,542,442
Rothwell Ventures Ultimate Feeder I (Cayman) L.P.	Secondary	09/2021	North America	6,999,999	9,943,724
				13,304,956	17,486,166
Venture Capital (12.42%)
ACME Fund IV, LP	Primary	12/2021-03/2022	North America	906,491	819,862
Blackstone Growth L.P.	Primary	01/2021-02/2022	North America	5,314,543	5,508,354
Blackstone Growth Mario Co-Invest L.P.	Co-Investment	12/2020	North America	1,855,850	2,556,443
Dragoneer Opportunities Offshore Feeder V, L.P.	Primary	01/2021-12/2021	North America	5,000,000	5,584,788
FV Ace Grades Partners, L.P.	Co-Investment	07/2020	Asia	2,222,510	942,308
GGV Capital Fund VIII L.P.	Primary	04/2021-02/2022	North America	2,560,000	3,041,345
GGV Capital Fund VIII Plus L.P.	Primary	06/2021-02/2022	North America	624,000	650,595
Meritech Capital Partners VII L.P.	Primary	11/2020-02/2022	North America	2,362,500	2,900,919
Meritech Capital SPV I L.P.	Co-Investment	05/2021	North America	3,000,000	2,928,738
Summit Partners Co-Invest (Optmo), SCSp	Co-Investment	10/2021	Europe	1,811,897	1,802,267
Summit Partners Venture Capital Fund V-B, L.P.	Primary	05/2021-03/2022	North America	1,668,772	1,718,715
THL Automation Fund Investors (4K), L.P.	Co-Investment	03/2021-12/2021	North America	2,504,286	3,125,611
				29,830,849	31,579,945

Short Term Investments	Cost	Fair Value
Money Market Fund (1.96%)
Morgan Stanley Institutional Liquidity Fund Government Portfolio	4,977,411	4,977,411
	4,977,411	4,977,411

Total Investments (cost $212,927,507) (100.56%)		255,622,907
Other Assets & Liabilities (Net) (-0.56%)		(1,431,257)
Partners' Capital - Net Assets (100.00%)		$254,191,650

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at March 31, 2022 aggregated $207,950,096. Total fair value of illiquid and restricted securities at
March 31, 2022 was $250,645,496 or 98.60% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Company's Partners' Capital - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.
(F)	The fair value of the investment was determined using a significant unobservable input.
(G)	This investment is made through the Master Fund's wholly owned subsidiary, NB CPMF B LLC.

The accompanying notes are an integral part of these financial statements.

3

NB Crossroads Private Markets Fund VI Holdings LP

Consolidated Statement of Operations

For the year ended March 31, 2022

Investment Income:

Interest income	$1,042
Other income	64,846

Total Investment Income	65,888

Operating Expenses:

Advisory fees	1,275,061
Legal fees	384,734
Interest expense	306,667
Professional fees	182,079
Independent Directors' fees	171,875
Administration service fees	157,783
Insurance expense	44,741
Other expenses	251,320

Total Operating Expenses	2,774,260

Net Investment Loss	(2,708,372)

Net Realized and Change in Unrealized Gain on Investments (Note 2)
Net realized gain on investments	2,385,912
Net change in unrealized appreciation on investments	36,981,833

Net Realized and Change in Unrealized Gain on Investments	39,367,745

Net Increase in Partners' Capital – Net Assets Resulting from Operations	$36,659,373

The accompanying notes are an integral part of these financial statements.

4

NB Crossroads Private Markets Fund VI Holdings LP

Consolidated Statement of Changes in Partners’ Capital – Net Assets

For the year ended March 31, 2021

	Partners' Capital	Special Limited Partner	Total
Partners' committed capital	$350,945,746	$3,544,907	$354,490,653

Partners' capital at April 1, 2020	$2,281,862	$-	$2,281,862
Capital contributions	74,808,997	779,880	75,588,877
Offering costs	(41,679)	(421)	(42,100)
Net investment loss	(1,140,289)	(12,702)	(1,152,991)
Net realized gain on investments	149,122	1,506	150,628
Net change in unrealized appreciation on investments	5,656,431	57,136	5,713,567
Partners' capital at March 31, 2021	$81,714,444	$825,399	$82,539,843

For the year ended March 31, 2022

	Partners' Capital	Special Limited Partner	Total
Partners' committed capital	$373,189,746	$3,769,593	$376,959,339

Partners' capital at April 1, 2021	$81,714,444	$825,399	$82,539,843
Capital contributions	133,644,143	1,349,941	134,994,084
Offering costs	(1,633)	(17)	(1,650)
Net investment loss	(2,681,288)	(27,084)	(2,708,372)
Net realized gain on investments	2,362,053	23,859	2,385,912
Net change in unrealized appreciation on investments	36,612,015	369,818	36,981,833
Partners' capital at March 31, 2022	$251,649,734	$2,541,916	$254,191,650

The accompanying notes are an integral part of these financial statements.

5

NB Crossroads Private Markets Fund VI Holdings LP

Consolidated Statement of Cash Flows

For the year ended March 31, 2022

CASH FLOWS FROM OPERATING ACTIVITIES

Net change in Partners’ Capital – Net Assets resulting from operations	$36,659,373
Adjustments to reconcile net change in Partners’ Capital – Net Assets resulting from operations to net cash used in operating activities:
Purchases of investments	(146,827,909)
Proceeds received from investments	6,402,376
Reclassification to short term investment	(4,977,411)
Offering costs	(1,650)
Net realized gain on investments	(2,385,912)
Net change in unrealized (appreciation) depreciation on investments	(36,981,833)
Changes in assets and liabilities related to operations
(Increase) decrease in deferred financing costs	107,644
(Increase) decrease in prepaid insurance	912
(Increase) decrease in interest receivable	(301)
Increase (decrease) in advisory fees payable	291,425
Increase (decrease) in professional fees payable	141,248
Increase (decrease) in administration service fees payable	15,651
Increase (decrease) in due to Affiliate	(2,393)
Increase (decrease) in legal fees payable	(43,318)
Increase (decrease) in commitment fee payable	(21,058)
Increase (decrease) in other payables	22,269

Net cash provided by (used in) operating activities	(147,600,887)

CASH FLOWS FROM FINANCING ACTIVITIES

Borrowings from credit facility	25,000,000
Payments to credit facility	(25,000,000)
Contributions from Partners	134,994,084

Net cash provided by (used in) financing activities	134,994,084

Net change in cash and cash equivalents	(12,606,803)
Cash and cash equivalents at beginning of the year	12,606,803

Cash and cash equivalents at end of the year	$-

The accompanying notes are an integral part of these financial statements.

6

NB Crossroads Private Markets Fund VI Holdings LP

Consolidated Financial Highlights

	For the year ended March 31, 2022	For the year ended March 31, 2021	For the Period February 14, 2020 (Commencement of Operations) Through March 31, 2020
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF YEAR	$986.24	$951.15	$1,000.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(17.16)	(55.63)	(48.85)
Net realized and change in unrealized gain on investments	261.23	90.72	-
Net increase (decrease) in net assets resulting from operations	244.07	35.09	(48.85)

DISTRIBUTIONS TO PARTNERS:
Net change in Partners’ Capital - Net Assets due to distributions to Partners	-	-	-
NET ASSET VALUE, END OF YEAR	$1,230.31	$986.24	$951.15
TOTAL NET ASSET VALUE RETURN (1), (2), (3)	24.75%	3.69%	(4.89	)%(4)

RATIOS AND SUPPLEMENTAL DATA:
Partners' Capital - Net Assets, end of year in thousands (000's)	$254,192	$82,540	$2,282
Ratios to Average Partners' Capital - Net Assets: (5), (7)
Expenses excluding incentive carried interest	1.74%	4.16%	56.10%
Net change in incentive carried interest	-	-	-
Expenses including incentive carried interest	1.74%	4.16%	56.10%
Net investment loss excluding incentive carried interest	(1.70)%	(4.16)%	(56.10)%
Portfolio Turnover Rate (6)	(4.28)%	(0.69)%	0.00%

INTERNAL RATES OF RETURN:
Internal Rate of Return (8)	24.13%	17.38%	NM

(1)	Selected data for a unit of Master Fund interest outstanding throughout each period.
(2)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Master Fund during the period and assumes distributions, if any, were reinvested. The Master Fund's units are not traded in any market; therefore, the market value total investment return is not calculated.
(3)	Total investment return is not annualized.
(4)	Total return and the ratios to average Partners' Capital - Net Assets is calculated for the Master Fund taken as a whole. Total return is calculated using a commitment-weighted rate of return methodology based on the timing of closings during the period from commencement of operations on February 14, 2020 through March 31, 2020. As a result, an individual investor's return may vary from these returns and ratios based on the timing of their capital transactions.
(5)	Ratios do not reflect the Master Fund's proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Underlying Investments.
(6)	Proceeds received from investments are included in the portfolio turnover rate.
(7)	For the period February 14, 2020 (Commencement of Operations) through March 31, 2020, the expense and net investment loss ratios are based on a very limited operating period and, as such, may not be meaningful.
(8)	The Internal Rate of Return is computed based on the actual dates of the cash inflows and outflows since inception and the ending net assets at the end of the period as of each measurement date. For the periods ended March 31, 2021 and 2020, the Internal Rate of Return is based on a limited operating period and, as such, may not be meaningful.

The accompanying notes are an integral part of these financial statements.

7

NB Crossroads Private Markets Fund VI Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2022

1. Organization

NB Crossroads Private Markets Fund VI Holdings LP (the “Master Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Master Fund was organized as a Delaware limited partnership on June 1, 2018. The Master Fund commenced operations on February 14, 2020 (the “Initial Subscription” closing date). The Master Fund’s term will expire on December 31 following the tenth anniversary from the Initial Subscription closing date, subject to two one-year extensions which may be approved by the Board of Directors of the Master Fund (the “Board” or the “Board of Directors”). Thereafter, the term of the Master Fund may be extended by consent of a majority-in-interest of its limited partners (“Partners”) as defined in the Master Fund’s limited partnership agreement (the “LP Agreement”).

The Master Fund’s investment objective is to provide attractive risk adjusted returns. The Master Fund seeks to achieve its investment objective by investing in a diversified global portfolio of high quality third-party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds (each, a “Secondary Investment”), pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment” and together with the Portfolio Funds and Secondary Investments, the “Underlying Investments”). Neither the Master Fund nor the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Master Fund will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.

NB Crossroads Private Markets Fund VI LP (the “LP Fund”) and NB Crossroads Private Markets Fund VI Advisory LP (the “Advisory Fund” and together with the LP Fund, the “Feeder Funds”) pursue their investment objectives by investing substantially all of their assets in the Master Fund. Each Feeder Fund is a Delaware limited partnership that is registered under the Investment Company Act as a non-diversified, closed-end management investment company. The Feeder Funds have the same investment objective and substantially the same investment policies as the Master Fund.

The Board has overall responsibility to manage and supervise the operations of the Master Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operations of the Master Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser”) to provide investment advice regarding the selection of the Underlying Investments and to manage the day-to-day operations of the Master Fund.

8

NB Crossroads Private Markets Fund VI Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2022

The Master Fund operates as a vehicle for the investment of substantially all of the assets of the Feeder Funds as partners of the Master Fund (“Partners”).  As of March 31, 2022, the LP Fund’s and Advisory Fund’s ownership of the Master Fund’s Partners’ contributed capital was 82.78% and 16.22%, respectively, with a NB affiliate (the “Special Limited Partner’) (who is also a Partner of the Master Fund) percentage ownership of the Master Fund’s Partners’ contributed capital being 1%.

2. Significant Accounting Policies

The Master Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements.

A. Basis of Accounting

The Master Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Master Fund are maintained in U.S. dollars.

Consolidation of Subsidiaries

NB CPMF B LLC (the “Subsidiary), is a wholly-owned subsidiary of the Master Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash flows and the Consolidated Financial Highlights of the Master Fund include the accounts of its Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The inception date of the Subsidiary was November 16, 2021. On March 31, 2022, the Subsidiary had net assets of $6,925,421 which equals 2.7% of the Master Fund’s total net assets.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

C. Valuation of Investments

The Master Fund computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Registered Investment Adviser and the Sub-Adviser in accordance with valuation principles set forth below, or may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

9

NB Crossroads Private Markets Fund VI Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2022

The Board has approved the Procedures pursuant to which the Master Fund values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the value of the assets held by the Master Fund.  The value of the Master Fund’s interests is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.

It is expected that most of the Underlying Investments in which the Master Fund invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Underlying Investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the Underlying Investment. To the extent ASC 820 is applicable to an Underlying Investment, the Sub-Adviser generally will value the Master Fund’s investment based primarily upon the value reported to the Master Fund by the Portfolio Fund or the lead investor of a Co-Investment as of each quarter-end, determined by the Underlying Investment in accordance with its own valuation policies.

FASB ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Master Fund commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund’s life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Master Fund generally holds interests in Portfolio Funds for which there is no active market, although, in

10

NB Crossroads Private Markets Fund VI Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2022

some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.

Assumptions used by the Sub-Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Fund’s results of operations and financial condition.

The following table presents the investments carried on the Statement of Assets, Liabilities and Partners’ Capital – Net Assets by level within the valuation hierarchy as of March 31, 2022.

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Large-cap Buyout	$-	$-	$10,617,767	$65,510,003	$76,127,770
Small and Mid-cap Buyout	-	-	8,277,459	117,174,156	125,451,615
Special Situations	-	-	-	17,486,166	17,486,166
Venture	-	-	-	31,579,945	31,579,945
Money Market Fund	4,977,411	-	-	-	4,977,411
Total	$4,977,411	$-	$18,895,226	$231,750,270	$255,622,907

Significant Unobservable Inputs

As of March 31, 2022, the Master Fund had investments valued at $255,622,907. The fair value of investments valued at $231,750,270 in the Master Fund's Schedule of Investments have been valued at the unadjusted NAV reported by the managers of the investments.

The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of March 31, 2022.

			Unobservable Inputs
Investments	Fair Value 03/31/22	Valuation Methodologies	Variable	Value/Range	Weighted Average[1]
Large-cap Buyout	$7,725,736	Recent Transaction Value	Recent Transaction Value	N/A	N/A

Large-cap Buyout	2,892,031	Market Approach	LTM EBITDA	8.9x	8.9x

Small and Mid-cap Buyout	4,929,880	Market Approach	LTM EBITDA	8.7 - 13.3x	10.2x

Small and Mid-cap Buyout	1,800,000	Market Approach	LTM Net Revenue	15.2x	15.2x

Small and Mid-cap Buyout	1,547,579	Recent Transaction Value	LTM EBITDA	14.7x	14.7x

Total	$18,895,226

[1] Inputs weighted based on fair value of investments in range.

During the year ended March 31, 2022, purchases of and sales from Level 3 investments were as follows:

Purchases	Sales
$11,322,700	$-

During the year ended March 31, 2022, unrealized appreciation and realized gains from Level 3 investments were $1,185,961 and $0, respectively.

11

NB Crossroads Private Markets Fund VI Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2022

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the year ended March 31, 2022.

The estimated remaining life of the Master Fund’s Portfolio Funds as of March 31, 2022 is one to ten years, with the possibility of extensions by each of the Underlying Investments.

D. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Master Fund’s custodian.

Cash and cash equivalents can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2022, the Master Fund held $4,977,411, in an overnight sweep that is deposited into a money market account.

E. Investment Gains and Losses

The Master Fund records distributions of cash or in-kind securities from the Underlying Investments based on the information from distribution notices when distributions are received. The Master Fund recognizes within the Statement of Operations its share of realized gains or (losses), the Master Fund’s change in net unrealized appreciation/(depreciation) and the Master Fund’s share of net investment income or (loss) based upon information received regarding distributions from managers of the Underlying Investments. The Master Fund may also recognize realized losses based upon information received from the Underlying Investment managers for write-offs taken in the underlying portfolio. Changes in unrealized appreciation/(depreciation) on investments within the Statement of Operations includes the Master Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each Underlying Investment.

The Underlying Investments may make in-kind distributions to the Master Fund and, particularly in the event of a dissolution of an Underlying Investment, such distributions may contain securities that are not marketable. While the general policy of the Master Fund will be to liquidate such investment and distribute proceeds to Partners, under certain circumstances when deemed appropriate by the Board, a Partner may receive in-kind distributions from the Master Fund.

F. Income Taxes

The Master Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), with a tax year end of September 30.  If the Master Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Master Fund were ineligible to or otherwise unable to cure such failure, the Master Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Partners, and all distributions out of earnings and profits would be taxable to Partners as ordinary income. In addition, the Master Fund could be required to recognize unrealized gains, pay substantial taxes

12

NB Crossroads Private Markets Fund VI Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2022

and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Master Fund intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to Partners and to meet certain diversification and income requirements with respect to its underlying investments. As of March 31, 2022 there is no provision for federal income or excise tax within the financial statements.

Differences arise in the computation of Partners’ capital for financial reporting in accordance with GAAP and Partners' capital for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.  The cost of the Underlying Investments for federal income tax purposes is based on amounts reported to the Master Fund on Schedule K-1 from the Underlying Investments. As of March 31, 2022, the estimated cost of the investments for federal income tax purposes aggregated $204,787,624. The net unrealized appreciation for federal income tax purposes was estimated to be $45,857,872. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $48,977,555 and $3,119,683, respectively. For the tax year ended September 30, 2021, permanent book to tax reclassifications have resulted in an increase to Partners' distributable earnings of $357,004 and a decrease to Partners' Capital Paid in of $357,004.

The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2022, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2020 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Registered Investment Adviser to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. The Registered Investment Adviser has reviewed the Master Fund’s tax positions for the current tax year and has concluded that no provision for taxes is required in the Master Fund’s financial statements for the year ended March 31, 2022. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the year ended March 31, 2022, the Master Fund did not incur any interest or penalties.

G. Restrictions on Transfers

Interests of the Master Fund (“Interests”) are generally not transferable. No Partner may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

H. Fees of the Underlying Investments

Each Underlying Investment will charge its investors (including the Master Fund) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Master Fund level expenses shown on the Master Fund’s Statement of Operations, Partners of the Master Fund will indirectly bear the fees and expenses

13

NB Crossroads Private Markets Fund VI Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2022

charged by the Underlying Investments. These fees are reflected in the valuations of the Underlying Investments and are not reflected in the ratios to average net assets in the Master Fund’s Financial Highlights.

I. Master Fund Expenses

The Master Fund bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); investment related expenses; legal fees; administration; auditing; tax preparation fees; custodial fees; cost of insurance; registration expenses; Independent Directors’ fees (as defined herein); and expenses of meetings of the Board.

J. Organizational and Offering Costs

Organization and offering costs are costs incidental to the organization, issuing and marketing of interests in a partnership and are non-recurring in nature. The Master Fund shall bear its organizational expenses, and expenses relating to the offering and sale of interests only to the extent such expenses when aggregated with those of the Master Fund’s feeder funds exceed $400,000, as the initial $400,000 shall be borne by the Registered Investment Adviser. In addition, if such aggregated expenses exceed $1,000,000, the excess amount over $1,000,000 shall be borne by the Registered Investment Adviser. For the year ended March 31, 2022, the Master Fund has incurred organizational and offering costs of $1,650.

K. Foreign Currency Translation

The Master Fund has foreign investments which require the Master Fund to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar equivalent using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.

Contributed capital to and distributions received from these foreign Portfolio Funds are translated into the U.S. dollar equivalent using exchange rates on the date of the transaction.

Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. The Master Fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.

3. Advisory Fee, Administration Service Fee and Related Party Transactions

The Registered Investment Adviser provides investment advisory services to the Master Fund and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds.  Further, the Registered Investment Adviser provides certain management and administrative services to the Feeder Funds, including providing office space and other support services,

14

NB Crossroads Private Markets Fund VI Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2022

maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Master Fund pays the Registered Investment Adviser an investment advisory fee (the "Advisory Fee") quarterly in arrears based on an annual rate of 0.80% following the Master Fund’s commencement of operations through the end of year eight; and then 0.15% for the remaining life of the Master Fund, in each case based on the Master Fund’s invested capital. For the year ended March 31, 2022, the Master Fund incurred Advisory Fees totaling $1,275,061.

Pursuant to an Administrative and Accounting Services Agreement, the Master Fund retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, custodial, accounting, tax preparation and investor services to the Master Fund. In consideration for these services, the Master Fund pays the Administrator a tiered fee between 0.01% and 0.02%, based on the first day of each calendar quarter’s net assets, subject to a minimum quarterly fee. In accordance with the service level agreement additional fees may be charged for out of scope services and quarterly filings made on behalf of the Master Fund. For the year ended March 31, 2022, the Master Fund incurred administration service fees totaling $157,783.

The Board consists of six directors, each of whom is not an “interested person” of the Master Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Directors”). Currently, the Independent Directors are each paid an annual retainer of $175,000 for serving on the boards of the funds in the fund complex. Compensation to the Board is paid and expensed by the Master Fund on a quarterly basis. The Independent Directors are also reimbursed for out of pocket expenses in connection with providing their services to the Master Fund. For the year ended March 31, 2022, the Master Fund incurred $171,875 in Independent Directors’ fees.

4. Capital Commitments from Partners

At March 31, 2022 and 2021, capital commitments from Partners totaled $376,959,339 and $354,490,653, respectively. Capital contributions received by the Master Fund with regard to satisfying Partner commitments totaled $212,982,027 and $77,987,943, which represents approximately 56.5% and 22.0% of committed capital at March 31, 2022 and 2021, respectively.

Capital contributions will be credited to Partners’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. During the years ended March 31, 2022 and 2021, the Master Fund issued 122,917.39 and 81,292.00 units, respectively.

The net profits or net losses of the Master Fund are allocated to Partners in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that allocations are based on Partners’ percentage interests, as defined in the Master Fund’s LP Agreement.

Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Partners at such times and in such amounts as determined by the

15

NB Crossroads Private Markets Fund VI Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2022

Board of Directors in its sole discretion and in accordance with Partners’ respective percentage interests, as defined in the LP Agreement. As of March 31, 2022, the Master Fund has not made any distributions to Partners. Distributions from the Master Fund are made in the following priority:

(a) First, to Partners of the Master Fund until they have received a 125% return of all drawn capital commitments; and

(b) Then, 7% to the Special Limited Partner (as defined in Note 1), if the Master Fund reaches an allocation of at least 40% of its total capital commitments entered into with respect to Portfolio Funds and Co-Investments (“Underlying Commitments”) to Secondary Investments and Co-Investments combined; 6.75% if the Master Fund’s allocation to Secondary Investments and Co-Investments is at least 35% but less than 40% of Underlying Commitments; and 6.5% if the allocation is below 35% of Underlying Commitments. The Special Limited Partner will not collect any of the incentive carried interest that it may have earned until after the fourth anniversary of the final closing.

Incentive carried interest is accrued based on the NAV of the Feeder Funds at each quarter-end as an allocation of profits, to the extent there is an amount to be accrued. The Statement of Changes in Partners’ Capital – Net Assets discloses the amount payable and paid to the Special Limited Partner in the period in which it occurs. At March 31, 2022, there was no accrued Incentive Carried Interest.

5. Capital Commitments of the Master Fund to Investments

As of March 31, 2022, the Master Fund had total capital commitments of $361,755,562 to the investments with remaining unfunded commitments to the investments totaling $151,710,149 as listed below:

Assets:	Unfunded Commitment
Large-cap Buyout	27,461,818
Small and Mid-cap Buyout	93,638,420
Special Situations	10,297,659
Venture	20,312,252
Total	$151,710,149

6. Description of the Investments

Due to the nature of the Underlying Investments, the Master Fund generally cannot liquidate its positions in the investments except through distributions from the Underlying Investments, which are made at the discretion of the Portfolio Funds or sponsor of the Co-Investment. The Master Fund has no right to demand repayment of its investment in the Portfolio Funds or Co-Investments.

16

NB Crossroads Private Markets Fund VI Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2022

7. Line of Credit

The Master Fund entered into a revolving line of credit agreement (the “Credit Agreement”) with Bank OZK, dated July 1, 2020, under which the Master Fund can borrow an aggregate principal amount of $25,000,000 for the temporary financing of investments and payment of expenses under the specified terms. The line of credit is secured by the Master Fund’s unfunded Partners’ capital commitments. The Credit Agreement has a maturity date of June 30, 2023.

As of March 31, 2022, there is outstanding principal of $0 owed to the bank by the Master Fund. Interest is charged on the outstanding principal amount at a rate per annum that is the aggregate of the applicable margin and secured overnight financing rate (“SOFR”). Additionally, a commitment fee is charged on the daily unused portion. During the year ended March 31, 2022, the Master Fund had an average outstanding principal of $6,032,787, with an average interest rate of 5.0%. During the year, the Master Fund incurred $306,667 of interest expense, as presented in the Statement of Operations. In relation to entering the Credit Agreement, the Master Fund incurred origination fees and other legal costs (“Financing Costs”). These Financing Costs will be amortized over the term of the loan. For the year ended March 31, 2022, the Master Fund expensed $107,644 of Financing Costs as shown in the Statement of Operations.

8. Indemnifications

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Master Fund. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

9. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Master Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Master Fund may have a concentration of investments, as permitted by its registration statement, in a

17

NB Crossroads Private Markets Fund VI Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2022

particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Master Fund will be able to realize the value of such investments in a timely manner if at all.

The Master Fund believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

If the Master Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Underlying Investment. This may impair the ability of the Master Fund to pursue its investment program, force the Master Fund to borrow or otherwise impair the value of the Master Fund’s investments (including the complete devaluation of the Master Fund). In addition, defaults by Partners on their commitments to the Master Fund, may cause the Master Fund to, in turn, default on its commitment to a Underlying Investment. In this case, the Master Fund, and especially the non-defaulting Partners, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

10. Other Matters

The outbreak of COVID-19 in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Master Fund and in turn, may impact the financial performance of the Master Fund. In addition, the impact of the COVID-19 pandemic may lead to adverse impacts on valuations and other financial analyses for current and future periods.

11. Subsequent Events

The Master Fund has evaluated all events subsequent to March 31, 2022, through the date these financial statements were issued and has determined that there were no subsequent events that require disclosure.

18

Report of Independent Registered Public Accounting Firm

To the Partners and Board of Directors
NB Crossroads Private Markets Fund VI Holdings LP:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets, liabilities and partners’ capital - net assets of NB Crossroads Private Markets Fund VI Holdings LP (the Company), including the consolidated schedule of investments, as of March 31, 2022, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in partners’ capital - net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the two-year period then ended and the period from February 14, 2020 (commencement of operations) through March 31, 2020. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from February 14, 2020 through March 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2022, by correspondence with underlying fund managers and portfolio companies or by other appropriate auditing procedures where replies from underlying fund managers and portfolio companies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.

Boston, Massachusetts
May 27, 2022

NB Crossroads Private Markets Fund VI Holdings LP

Investment Program

March 31, 2022 (Unaudited)

Investment Objective and Process

The investment objective of NB Crossroads Private Markets Fund VI Holdings LP (the "Master Fund") is to provide attractive risk-adjusted returns to investors ("Investors"). The Master Fund seeks to achieve its investment objective principally by making primary investments (each, a "Primary Investment") in a portfolio of newly formed, third party private equity funds ("Portfolio Funds") managed by various experienced unaffiliated asset managers that generally have an established track record. The Master Fund will also opportunistically invest in "secondary investments" in Portfolio Funds acquired in privately negotiated transactions from investors in these Portfolio Funds typically after the end of the Portfolio Fund's fundraising period (each, a "Secondary Investment") and invest directly in equity or debt securities of portfolio companies alongside Portfolio Funds and other private equity firms (each, a "Co-Investment"). Neuberger Berman Investment Advisers LLC (the "Investment Adviser") believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and offers Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe, Asia and emerging markets around the world.

Each of NB Crossroads Private Markets Fund VI LP and NB Crossroads Private Markets Fund VI Advisory LP (each, a "Feeder Fund") invests all or substantially all of its assets in the Master Fund. The Master Fund has the same investment objective, investment policies and restrictions as those of the Feeder Funds. This form of investment structure is commonly known as a "master/feeder" structure.

Each of the Feeder Funds and the Master Fund is a non-diversified fund under the Investment Company Act of 1940, as amended. However, the Master Fund generally will not commit more than 25% of the value of total capital commitments ("Commitment") by Investors (measured at the time of the Commitment) in a single Portfolio Fund.

The Investment Adviser serves as investment adviser of the Master Fund. The Investment Adviser has engaged NB Alternatives Advisers LLC (the "Sub-Adviser" and, together with the Investment Adviser, the "Adviser") to make investment decisions on behalf of the Master Fund. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC. None of the Master Fund, the Feeder Funds or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the Master Fund's investment objective will be achieved.

Principal Risk Factors

Information on the risk factors associated with investments in the Master Fund is incorporated herein by reference from the section entitled "Investment Program – Principal Risk Factors" in NB Crossroads Private Markets Fund VI LP's annual report to shareholders for the fiscal year ended March 31, 2022, as filed with the Securities and Exchange Commission (File No. 811-23365) (the "Client Feeder Annual Report").

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NB Crossroads Private Markets Fund VI Holdings LP

Investment Program

March 31, 2022 (Unaudited)

Recent Changes

Information on certain changes since March 31, 2021 is incorporated herein by reference from the section entitled "Investment Program – Recent Changes" in the Client Feeder Annual Report.

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NB Crossroads Private Markets Fund VI Holdings LP

Supplemental Information

March 31, 2022 (Unaudited)

Proxy Voting and Portfolio Holdings

A description of the Master Fund’s policies and procedures used to determine how to vote proxies relating to the Master Fund’s portfolio securities, as well as information regarding proxy votes cast by the Master Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Master Fund at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Master Fund did not receive any proxy solicitations during the year ended March 31, 2022.

The Master Fund files a complete schedule of portfolio holdings on Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Master Fund’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

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NB Crossroads Private Markets Fund VI Holdings LP

Board of Directors of the Master Fund

March 31, 2022 (Unaudited)

Information pertaining to the Board of Directors of the Master Fund is set forth below.

Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past 5 Years
Disinterested Directors

Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Term Indefinite – Since Inception	Private investor and board member of certain entities (as listed herein)	21	Director of Jones Lang LaSalle Property Trust, Inc.; Trustee/Director of UBS A&Q Registered Fund Complex (3 funds); Director of Calamos Fund Complex (26 funds); Director of Paylocity Holding Corp.; Director of Tech & Energy Transition Corp.

Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Term Indefinite – Since Inception	Consultant (since 10/1991); Associate Professor, Columbia University (2000-2017); Former Partner of Ernst & Young.	21	Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Director of Stone Harbor Investment Funds (8 funds); Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Term Indefinite – Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market.	21	Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).

Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Term Indefinite – Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/2002 to present).	21	Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).

Stephen V. Murphy, Director 1290 Avenue of the Americas New York, NY 10104 (1945)	Term Indefinite – Since Inception	President of S.V. Murphy & Co, an investment banking firm.	21	Director of The First of Long Island Corporation and The First National Bank of Long Island; Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).

Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Term Indefinite – Since Inception	President of The Documentary Group (since 6/2006).	21	Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

* The ‘‘Fund Complex’’ consists of NB Private Markets Fund II (Master) LLC, NB Private Markets Fund II (TI) LLC, NB Private Markets Fund II (TE) LLC, NB Private Markets Fund III (Master) LLC, NB Private Markets Fund III (TI) LLC, NB Private Markets Fund III (TE) LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Access Fund LLC, NB Crossroads Private Markets Fund VII Holdings LP, NB Crossroads Private Markets Fund VII LP, and NB Crossroads Private Markets Fund VII Advisory LP.

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NB Crossroads Private Markets Fund VI Holdings LP

Officers of the Master Fund

March 31, 2022 (Unaudited)

Information pertaining to the Officers of the Master Fund is set forth below.

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Directors

James D. Bowden (1953)	Chief Executive Officer and President	Term — Indefinite; Length — since 2018, (previously, Vice President since inception)	Managing Director, NBAA, since 2015. Formerly, Managing Director, Bank of America; Manager and Vice President, Merrill Lynch Alternative Investments LLC (2013-2015); Executive Vice President, Bank of America Capital Advisors LLC (1998-2013).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004. Formerly, Vice President, Neuberger Berman LLC (2002-2006), Vice President – Mutual Fund Board Relations, NBIA (2000-2008), Vice President, NBIA (1986-1999) and Employee (1984-1999).

Mark Bonner (1977)	Treasurer	Term — Indefinite; Length — since 2020, (previously, Assistant Treasurer since inception)	Senior Vice President, NBAA, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015); Manager, Advent International Corporation (2004-2006); Senior Associate, PricewaterhouseCoopers LLP (1999-2004).

Sarah Doane (1989)	Assistant Treasurer	Term — Indefinite; Length — since 2020	Vice President, Neuberger Berman LLC, since 2022 and Employee since 2016. Formerly Internal Auditor, Arbella Insurance Group (2015-2016), Associate, PricewaterhouseCoopers (2012-2015)

Savonne Ferguson (1973)	Chief Compliance Officer	Term — Indefinite; Length — since 2018	Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since 2018; Senior Vice President, Neuberger Berman LLC, since 2018. Formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014).

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NB Crossroads Private Markets Fund VI Holdings LP

Officers of the Master Fund

March 31, 2022 (Unaudited)

Information pertaining to the Officers of the Master Fund is set forth below.

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Directors

Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Term — Indefinite; Length — since inception	General Counsel – Mutual Funds since 2016 and Managing Director, NBIA, since 2017. Formerly, Associate General Counsel (2015-2016), Counsel (2007-2015), Senior Vice President (2013-2016), Vice President (2009-2013).

Sheila James (1965)	Assistant Secretary	Term — Indefinite; Length — since inception	Vice President, Neuberger Berman LLC, since 2008 and Employee since 1999; Vice President, NBIA, since 2008. Formerly, Assistant Vice President, Neuberger Berman LLC (2007-2008); Employee, NBIA (1991-1999).

Brian Kerrane (1969)	Vice President	Term — Indefinite; Length — since inception	Managing Director, Neuberger Berman LLC, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015. Formerly, Senior Vice President, Neuberger Berman LLC (2006 to 2014), Vice President, NBIA (2008-2015) and Employee since 1991.

Josephine Marone (1963)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Paralegal, Neuberger Berman LLC, since 2007 and Employee since 2007.

Brien Smith (1957)	Vice President	Term — Indefinite; Length — since 2017	Managing Director, NBAA, since 2005. Chief Operating Officer of NB Private Equity Division since 2017.

* The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for James D. Bowden, Mark Bonner and Sarah Doane whose business address is 53 State Street, 13th Floor, Boston, MA 02109; and Brien Smith whose business address is 325 North Saint Paul St. 49th Floor Dallas, TX 75201.

All officers of the Master Fund are employees and/or officers of the Registered Investment Adviser. Officers of the Master Fund are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in this report is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in the Master Fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

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(b) Not applicable to the Registrant.

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were no substantive amendments to or waivers from the code of ethics. A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund II (Master) LLC's Form N-CSR, Investment Company Act file number 811-22476 (filed June 09, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Directors (the “Board”) of the Registrant has determined that Alan Brott and Stephen V. Murphy possess the technical attributes to qualify as the audit committee's financial experts and that each of them is an "independent" Director pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

KPMG, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal years ended March 31, 2021 and March 31, 2022 were $17,500 and $18,600, respectively.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last fiscal year.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last fiscal year.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last fiscal year.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to:

(i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2021 and March 31, 2022, were $0 and $0, respectfully.

The amount of non-audit fees that were billed by the Registrant’s accountant for services rendered to: (i) the Registrant, and (ii) the Registrant’s investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2022, were $0.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to partners filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote any proxies the Registrant may receive to the Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”).

NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its members. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendor as a voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of Glass Lewis.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information on how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Registrant toll-free at 866-637-2587 or by accessing the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2022:

Neuberger Berman Private Markets’ Private Investment Portfolios and Co-Investment Team is responsible for the day-to-day management of the Fund and is led by the Private Investment Portfolio and Co-Investment Investment Committee (the “Investment Committee”), which serve as the Fund’s Portfolio Managers and is comprised of fifteen members. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

James Bowden is a Managing Director of Neuberger Berman. Previously, Mr. Bowden was a Managing Director at Bank of America / Merrill Lynch, managing the group’s private equity fund of funds business since its inception in 1998. In that capacity he led the private placement capital raising activities, directed investment origination and has ongoing management and administration responsibilities for the Bank of America fund of funds business. Mr. Bowden’s career covers a variety of private equity, commercial banking and management consulting positions. Prior to joining Bank of America / Merrill Lynch, he served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing and Midwest Commercial Banking Division. Earlier in his career, he was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds and previously focused on commercial lending and problem loan workouts during his time at Continental Bank, Citicorp and the American National Bank of Chicago. Mr. Bowden received his M.B.A. and B.B.A. from the University of Michigan. Mr. Bowden is a Certified Public Accountant.

Kent Chen is a Managing Director of Neuberger Berman and leader of the firm’s private equity efforts in the Asia Pacific region. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committees. Mr. Chen joined Neuberger Berman in May 2015 from the Hong Kong Monetary Authority (“HKMA”) after 17 years in central banking in various positions including Deputy Chief Representative of the HKMA’s New York Office and Advisor to the Executive Director for China at the International Monetary Fund in Washington D.C. Beginning in 2008, Mr. Chen helped to establish the HKMA’s private equity program, comprising of global buyout, Asia private equity and global energy investments. Before joining the HKMA in 1998, Mr. Chen was Head of China Research at Daiwa Securities in Hong Kong covering the Chinese stocks market with a focus on infrastructure, energy and power equipment stocks. Mr. Chen has been awarded the Chartered Financial Analyst designation and earned a Master of M.P.A from Columbia University, M.B.A from University of Hull and Bachelor of Science in Economics from University of London.

Paul Daggett is a Managing Director of Neuberger Berman and a senior member of the Private Investment Portfolios and Co-investments team. He is also a member of the Private Investment Portfolios and Co-investments Investment Committee. Prior to joining Neuberger Berman in 2004, Mr. Daggett worked in the European Equity Derivatives Group at JPMorgan Chase & Co. He holds an M.B.A. from the Cox School of Business at Southern Methodist University and a BEng, with honors, in Aeronautical Engineering from the University of Bristol. Mr. Daggett is a Fellow of the Institute of Chartered Accountants in England and Wales (FCA) and holds the Chartered Financial Analyst designation.

Michael Kramer is a Managing Director of Neuberger Berman. He is a member of the Co-Investment, Credit Opportunities, Marquee Brands and Private Investment Portfolios Investment Committees as well as a member of the Board of Directors for Marquee Brands. Before joining Neuberger Berman in 2006, Mr. Kramer was a vice president at The Cypress Group, a private equity firm with $3.5 billion under management. Prior thereto, he worked as an analyst at PaineWebber Incorporated. Mr. Kramer holds an M.B.A. from Harvard Business School and a B.A., cum laude, from Harvard College.

John H. Massey is the Chairman of the Neuberger Berman Private Investment Portfolios Investment Committee. He is also a member of the Co-Investment Investment Committee. In 1996, Mr. Massey was elected as one of the original members of the board of directors of the PineBridge Fund Group. Mr. Massey is active as a private investor and corporate director. Previously, he was Chairman and CEO of Life Partners Group, Inc., a NYSE listed company. Over the last 35 years, Mr. Massey has also served in numerous executive leadership positions with other publicly held companies including Gulf Broadcast Corporation, Anderson Clayton & Co., and Gulf United Corporation. He began his career in 1966 with Republic National Bank of Dallas as an investment analyst. Mr. Massey currently serves on the boards of several financial institutions, including Central Texas Bankshare Holdings, and Hill Bancshares Holdings, Inc., among others. He is also the principal shareholder of Columbus State Bank in Columbus, Texas and Hill Bank and Trust Company in Weimar, Texas. Mr. Massey received the Most Distinguished Alumnus award from SMU’s Cox School of Business in 1993. In 2009, he and Mrs. Massey were jointly named Most Distinguished Alumnus by The University of Texas from the Dallas/Fort Worth area. He currently serves as Chair of the Board of Trustees of the University of Texas School of Law and as an Advisory Board Member of the McCombs School of Business at The University of Texas. He is also active in oil and gas, agricultural and wildlife conservation activities in Colorado County and Matagorda County, Texas. Mr. Massey received a B.B.A. from Southern Methodist University and an M.B.A. from Cornell University. He also earned an L.L.B. from The University of Texas at Austin. He received his Chartered Financial Analyst designation and has been a member of the State Bar of Texas since 1966.

David Morse is a Managing Director of Neuberger Berman, and is the Global Co-Head of Private Equity Co-Investments. He is also a member of Co-Investment, Private Debt and Private Investment Portfolios Investment Committees. Mr. Morse is currently a Board Observer of Salient Solutions, Behavioral Health Group, Taylor Precision Investments, Gabriel Brothers’ Stores, and Extraction Oil and Gas, all of which are portfolio companies of our dedicated co-investment funds. Mr. Morse joined Lehman Brothers in 2003 as a Managing Director and principal in the Merchant Banking Group where he helped raise and invest Lehman Brothers Merchant Banking Partners III L.P. Prior to joining Lehman Brothers, Mr. Morse was a founding Partner of Hampshire Equity Partners (and its predecessor entities). Founded in 1993, Hampshire is a middle-market private equity and corporate restructuring firm with $825 million of committed capital over three private equity funds. Prior to Hampshire, Mr. Morse worked in GE Capital’s Corporate Finance Group providing one-stop financings to middle-market buyouts. Mr. Morse began his career in 1984 in Chemical Bank’s middle-market lending group. Mr. Morse holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. in Economics from Hamilton College. Mr. Morse is a member of the M.B.A. Advisory Board of the Tuck School, a member of the Alumni Council of Hamilton College, and a member of the Board of Trustees of the Berkshire School.

Joana P. Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Co-Investment, Latin America Private Equity and Private Investment Portfolios Investment Committees. Previously, Ms. Scaff worked in investment banking covering primarily the telecommunications, media and information services sectors. Ms. Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment. She advised on corporate transactions including mergers and acquisitions, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Scaff is a member of the LP Committee of the BCVA – British Private Equity & Venture Capital Association.

Jonathan D. Shofet is the Global Head of the Firm’s Private Investment Portfolios group and is a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committees. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet sits on the Limited Partner Advisory Boards of a number of funds including those managed by Amulet Capital, Beacon Capital Partners, Castlelake Airline Credit and Credit Strategies, Cerbeus Institutional Partners, Clearlake Capital, ComVest Investment Partners, DFW Capital, Monomoy Capital Partners, Platinum Equity, Siris Partners, Tengram Capital Partners, Thomas H. Lee Partners and Vector Capital Partners. He is also a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien P. Smith is a Managing Director of Neuberger Berman and the Chief Operating Officer of the Neuberger Berman Private Equity Division. He is also a member of the Private Investment Portfolios, Co-Investment, Latin America Private Equity and Private Debt Investment Committees. Mr. Smith sits on the Limited Partner Advisory Boards of a number of investment relationships on behalf of Neuberger Berman funds. Prior to joining Neuberger Berman in 2001, Mr. Smith worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. While at Mason Best, Mr. Smith served in a number of roles, including executing private equity investments and dispositions, arranging transaction financing and restructuring underperforming investments. Mr. Smith began his career at Arthur Andersen & Co. where he focused on the financial services sector in the southwest. Mr. Smith sits on the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He is also a director of National Autotech Inc. and has also served on a number of other boards of directors. Mr. Smith received a Master’s in Professional Accounting and a B.B.A. from the University of Texas at Austin.

David S. Stonberg is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Co-Investment, Private Investment Portfolios, Renaissance and Secondary Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg is also a member of the Neuberger Berman Risk Committee. Mr. Stonberg holds an M.B.A. from the Stern School of New York University and a B.S.E. from the Wharton School of the University of Pennsylvania.

Elizabeth Traxler is a member of the Private Investment Portfolios and Co-investments Investment Committee and the Secondary Investment Committees. Prior to joining Neuberger Berman in 2008, Ms. Traxler was at Wachovia Capital Partners (now known as Pamlico Capital), where she focused on making direct growth equity and buyout investments across a broad range of industries. Ms. Traxler also worked at Wachovia Securities in the Leveraged Capital Group, which provided senior and mezzanine debt for private equity-backed transactions. Ms. Traxler received an MBA from the Kellogg School of Management at Northwestern University and a BA, cum laude, in Economics from Vanderbilt University.

Anthony D. Tutrone is the Global Head of Neuberger Berman Private Equity and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Mr. Tutrone is a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to starting at Neuberger Berman, from 1994 to 2001, Mr. Tutrone was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts with approximately $3.5 billion in assets under management. Mr. Tutrone began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Mr. Tutrone earned an M.B.A. from Harvard Business School and a B.A. in Economics from Columbia University.

Peter J. Von Lehe is the head of Investment Solutions and Strategy and is a Managing Director of Neuberger Berman. He is also a member of the Athyrium, Private Investment Portfolios, Co-Investment, Marquee Brands and Renaissance Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Re Company. There, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a B.S. with Honors in Economics from the University of Iowa and a J.D. with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

Jacquelyn Wang is a Managing Director of Neuberger Berman and a member of the Private Investment Portfolios and Co-Investment Investment Committees. She joined Neuberger Berman in 2007 focusing on direct co-investments, primary fund investments and secondary investments. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications focused on corporate M&A. Previously, Ms. Wang worked at Spectrum Equity Investors, where she was responsible for sourcing, executing and evaluating buyout and growth equity investments in media, technology and telecom. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions in the communications and media industries. Ms. Wang received an MBA from The Wharton School of the University of Pennsylvania and a BA with honors from The Johns Hopkins University.

Patricia Miller Zollar is a Managing Director of Neuberger Berman.  Within the alternatives business, she is responsible for managing a bespoke Co-Investment Separate Account and leading the NorthBound Emerging Managers Private Equity Fund, a private equity fund which invests in private equity partnership interests and co-investments. She is also a member of the Co-Investment, Private Investment Portfolios, and NorthBound Investment Committees.  Before the management buyout of Neuberger, Ms. Zollar co-headed and co-founded the Lehman Brothers Partnership Solutions Group (“PSG”), a Wall Street business focused on developing strategic opportunities with women- and minority-owned financial services firms. The innovation of the Partnership Solutions Group was chronicled in a case study for the Harvard Business School. Before rejoining Lehman Brothers in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs.  Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her B.S., with highest distinction, from North Carolina A&T State University, where she formerly served as Chairperson of the Board of Trustees and is the recipient of an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council and serves on the executive board of the National Association of Investment Companies and The Apollo Theater.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2022:

The following tables set forth information about funds and accounts other than the Registrant for which a member of the Portfolio Management Team is primarily responsible for the day-to-day portfolio management as of March 31, 2022, unless indicated otherwise. Registered investment companies in a “master-feeder” structure are counted as one investment company for purposes for determining the number of accounts managed.

James D. Bowden

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,320,066,382	5	$1,380,000,500	0	$0

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
6	$1,320,066,382	5	$1,380,000,500	0	$0

Kent Chen

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

Paul Daggett

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

Michael Kramer

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

John H. Massey

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

David Morse

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,320,066,382	33	$21,677,738,475	126	$32,765,068,634

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
6	$1,320,066,382	33	$21,677,738,475	126	$32,765,068,634

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

Brien P. Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,320,066,382	36	$26,890,098,975	127	$32,840,068,634

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
6	$1,320,066,382	36	$26,890,098,975	127	$32,840,068,634

Elizabeth Traxler

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,320,066,382	33	$21,677,738,475	126	$32,765,068,634

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
6	$1,320,066,382	33	$21,677,738,475	126	$32,765,068,634

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,320,066,382	36	$26,890,098,975	127	$32,840,068,634

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
6	$1,320,066,382	36	$26,890,098,975	127	$32,840,068,634

Peter J. Von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

Jacquelyn Wang

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

Patricia Miller Zollar

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
6	$1,320,066,382	31	$17,561,439,671	124	$32,565,068,634

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has policies that seek to allocate opportunities on a fair and equitable basis, taking into consideration the investment objectives and strategies and any legal, tax or regulatory considerations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2022:

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for the Fund’s Portfolio Management Team consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation for a portfolio manager is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.

The terms of our long-term retention incentives are as follows:

•	Employee-Owned Equity. Certain employees (i.e., senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity.

For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

•	Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

•	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) Disclosure of Securities Ownership.

As of March 31, 2022, no Portfolio Management Team member owned any interest in the Registrant.

(b) Not applicable.

Item 9. Purchase of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which partners may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended March 31, 2022.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended March 31, 2022.

Item 13. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund II (Master) LLC's Form N-CSR, Investment Company Act file number 811-22476 (filed June 09, 2020).

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act is furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NB Crossroads Private Markets Fund VI LP

By:	/s/ James Bowden
James Bowden
Chief Executive Officer and President

Date: June 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Bowden
James Bowden
Chief Executive Officer and President
(Principal Executive Officer)

Date: June 6, 2022

By:	/s/ Mark Bonner
Mark Bonner
Treasurer
(Principal Financial Officer)

Date: June 6, 2022